SECURITIES AND EXCHANGE COMMISSION
                Washington, D. C. 20549

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                      Post-Effective Amendment No. 63  (X)
                                      and
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                           Amendment No. 22   (X)

                        THE GROWTH FUND OF AMERICA, INC.
              (Exact name of registrant as specified in charter)

     P.O. Box 7650, Four Embarcadero Center, San Francisco, California 94120
              (Address of principal executive offices) (Zip Code)

     Registrant's Telephone Number, Including Area Code:  (415) 421-9360

                          Patrick F. Quan, Secretary
                       The Growth Fund of America, Inc.
                     P.O. Box 7650, Four Embarcadero Center
                        San Francisco, California 94120
                    (Name and address of agent for service)

                                   Copy to:
                            Cary I. Klafter, Esq.
                             Morrison & Foerster
                      345 California Street, 30th Floor
                       San Francisco, California 94104

                    The Registrant has filed a declaration
                         pursuant to Rule 24f-2.  On
                     October 18, 1995, it filed its 24f-2
                            Notice for fiscal 1995.

                 Approximate date of proposed public offering:
                  [X] It is proposed that this filing will
                    become effective on November 1, 1995
                    pursuant to paragraph (b) of Rule 485.

                        THE GROWTH FUND OF AMERICA, INC.
                             Cross Reference Sheet

Item Number                                                          Captions in

of Part "A"                                                          Prospectus

of Form N-1A                                                          (Part "A")



         1.       Cover Page                                    Cover Page



         2.       Synopsis                                      Summary of Expenses



         3.       Condensed Financial Information               Financial Highlights;

                                                                Investment Results



         4.       General Description of Registrant             Fund Organization

                                                                and Management;

                                                                Investment Objective and

                                                                Policies; Certain Securities

                                                                and Investment Techniques



         5.       Management of the Fund                        Financial Highlights;

                                                                Fund Organization and

                                                                Management



         6.       Capital Stock and Other Securities            Investment Objective

                                                                and Policies; Fund

                                                                Organization and

                                                                Management; Dividends,

                                                                Distributions and Taxes;

                                                                Retirement Plans



         7.       Purchase of Securities Being Offered          Purchasing Shares;

                                                                Fund Organization and

                                                                Management; Shareholder

                                                                Services



         8.       Redemption or Repurchase                      Redeeming Shares



         9.       Legal Proceedings                             N/A





                                                                Captions in Statement

         Item Number                                                 of Additional

         of Part "B"                                                 Information

         of Form N-1A                                                 (Part "B")



         10.      Cover Page                                    Cover



         11.      Table of Contents                             Table of Contents



         12.      General Information and History               None



         13.      Investment Objectives and Policies            Description of Certain

                                                                Securities; Fundamental

                                                                Policies and Investment

                                                                Restrictions



         14.      Management of the Fund                        Fund Officers and

                                                                Directors



         15.      Control Persons and Principal                 Fund Officers and

                  Holders of Securities                         Directors; Fund

                                                                Organization and

                                                                Management (Part A)



         16.      Investment Advisory and Other Services        Fund Officers and

                                                                Directors; Fund

                                                                Organization and

                                                                Management (Part "A");

                                                                General Information;

                                                                Management



         17.      Brokerage Allocation and Other Practices      Execution of Portfolio

                                                                Transactions; Fund

                                                                Organization and

                                                                Management (Part "A")



         18.      Capital Stock and Other Securities            None



         19.      Purchase, Redemption and Pricing              Purchase of Shares;

                  of Securities Being Offered                   Shareholder Account

                                                                Services and Privileges;

                                                                Purchasing Shares (Part

                                                                "A"); General Information



         20.      Tax Status                                    Dividends,

                                                                Distributions and Federal

                                                                Taxes



         21.      Underwriter                                   Management; Fund

                                                                Organization and

                                                                Management (Part "A")



         22.      Calculation of Performance Data               Investment Results



         23.      Financial Statements                          Financial Statements





Item in

Part "C"



         24.      Financial Statements and Exhibits



         25.      Persons Controlled by or Under Common Control

                  with Registrant



         26.      Number of Holders of Securities



         27.      Indemnification



         28.      Business and Other Connections of Investment Adviser



         29.      Principal Underwriter



         30.      Location of Accounts and Records



         31.      Management Services



         32.      Undertakings




  Signature Page

Prospectus

THE GROWTH FUND OF AMERICA(R)

AN OPPORTUNITY FOR GROWTH OF
CAPITAL THROUGH A DIVERSIFIED
PORTFOLIO OF COMMON STOCKS

[LOGO OF THE AMERICAN FUNDS GROUP(R)]

November 1, 1995


                       THE GROWTH FUND OF AMERICA, INC.

                            Four Embarcadero Center
                                  Suite 1800
                            San Francisco, CA 94111


The investment objective of the fund is growth of capital. The realization of current income will not be a consideration. The fund strives to accomplish this objective by investing primarily in common stocks.

This prospectus presents information you should know before investing in the fund. It should be retained for future reference.

You may obtain the statement of additional information for the fund dated November 1, 1995, which contains the fund's financial statements, without charge by writing to the Secretary of the fund at the above address or telephoning 800/421-0180. These requests will be honored within three business days of receipt.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

05-010-1195

                        TABLE OF CONTENTS

 Summary of Expenses.......................................       3

 Financial Highlights......................................       4

 Investment Objective and Policies.........................       4

 Certain Securities and Investment Techniques..............       5

 Investment Results........................................       7

 Dividends, Distributions and Taxes........................       8

 Fund Organization and Management..........................       9

 The American Funds Shareholder Guide......................   12-20

  Purchasing Shares........................................      12

  Reducing Your Sales Charge...............................      15

  Shareholder Services.....................................      16

  Redeeming Shares.........................................      18

  Retirement Plans.........................................      20


                   IMPORTANT PHONE NUMBERS

 Shareholder Services................      800/421-0180 ext. 1

 Dealer Services.....................      800/421-9900 ext. 11

 American FundsLine(R)...............      800/325-3590
 (24-hour information)

================================================================================

SUMMARY OF EXPENSES

Average annual expenses
paid over a 10-year
period would be
approximately $15 per
year, assuming a $1,000
investment and a 5%
annual return.

This table is designed to help you understand costs of investing in the fund. These are historical expenses; your actual expenses may vary.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on purchases
 (as a percentage of offering price)................................... 5.75%/1/

The fund has no sales charge on reinvested dividends, deferred sales charge,/2/ redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)

Management fees.......................................................  0.38%
12b-1 expenses........................................................  0.24%/3/
Other expenses (including audit, legal, shareholder services, transfer agent and custodian expenses)........................................  0.13%
Total fund operating expenses.........................................  0.75%

EXAMPLE                                       1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------                                       ------ ------- ------- --------
You would pay the following cumulative ex-
penses on a $1,000 investment, assuming a 5%
annual return./4/                              $65     $80     $97     $145


/1/ Sales charges are reduced for certain large purchases. (See "The American
    Funds Shareholder Guide: Purchasing Shares--Sales Charges.")
/2/ Any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions within 12 months following such purchases. (See "The American Funds Shareholder Guide: Redeeming Shares-- Contingent Deferred Sales Charge.")
/3/ These expenses may not exceed 0.25% of the fund's average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.
/4/ Use of this assumed 5% return is required by the Securities and Exchange
    Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

================================================================================

          FINANCIAL    The following information for the ten years ended
         HIGHLIGHTS    August 31, 1995 has been derived from financial
       (For a share    statements which have been audited by Deloitte & Touche
        outstanding    LLP, independent accountants. This information should
     throughout the    be read in conjunction with the financial statements
       fiscal year)    and related notes, which are included in the statement
                       of additional information.



                                                     YEAR ENDED AUGUST 31
                            ---------------------------------------------------------------------------------
                             1995    1994    1993    1992    1991    1990     1989    1988      1987    1986
                            ------  ------  ------  ------  ------  ------   ------  -------   ------  ------
  Net Asset Value, Begin-
   ning of Year...........  $27.62  $27.15  $22.04  $22.42  $18.43  $23.06   $17.42   $21.21   $17.15  $14.49
                            ------  ------  ------  ------  ------  ------   ------  -------   ------  ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income...    0.25    0.13    0.13    0.23    0.43    0.56     0.53     0.27     0.27    0.29
  Net realized and
   unrealized gain (loss)
   on investments.........    6.43    1.43    5.26    0.81    4.86   (2.59)    6.01    (2.67)    4.86    3.46
                            ------  ------  ------  ------  ------  ------   ------  -------   ------  ------
    Total income from in-
     vestment operations..    6.68    1.56    5.39    1.04    5.29   (2.03)    6.54    (2.40)    5.13    3.75
                            ------  ------  ------  ------  ------  ------   ------  -------   ------  ------
  LESS DISTRIBUTIONS:
  Distributions from net
   investment income......   (0.17)  (0.12)  (0.19)  (0.35)  (0.48)  (0.61)   (0.31)   (0.29)   (0.28)  (0.22)
  Distributions from net
   realized gains.........   (1.04)  (0.97)  (0.09)  (1.07)  (0.82)  (1.99)   (0.59)   (1.10)   (0.79)  (0.87)
                            ------  ------  ------  ------  ------  ------   ------  -------   ------  ------
    Total distributions...   (1.21)  (1.09)  (0.28)  (1.42)  (1.30)  (2.60)   (0.90)   (1.39)   (1.07)  (1.09)
                            ------  ------  ------  ------  ------  ------   ------  -------   ------  ------
  Net Asset Value, End of
   Year...................  $33.09  $27.62  $27.15  $22.04  $22.42  $18.43   $23.06   $17.42   $21.21  $17.15
                            ======  ======  ======  ======  ======  ======   ======  =======   ======  ======
  Total Return/1/.........   25.56%   5.98%  24.64%   4.91%  30.55%  (9.76)%  39.35%  (10.73)%  32.27%  28.64%
  RATIOS/SUPPLEMENTAL
   DATA:
   Net Assets, end of year
    (in millions).........  $7,525  $5,427  $5,018  $3,700  $2,903  $1,912   $1,686  $ 1,038   $1,237  $  822
   Ratio of expenses to
    average net assets....     .75%    .78%    .77%    .79%    .83%    .79%     .78%     .71%     .66%    .66%
   Ratio of net income to
    average net assets....     .90%    .49%    .56%   1.11%   2.13%   2.67%    2.82%    1.56%    1.50%   1.84%
   Portfolio turnover
   rate..................   26.90%  24.77%  25.23%  10.64%  18.92%  17.69%   30.28%   18.33%   19.61%  24.35%

 --------
 /1/ This was calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.


         INVESTMENT    The fund's investment objective is growth of capital.
          OBJECTIVE    The realization of current income will not be a
       AND POLICIES    consideration. The fund seeks to achieve its objective
                       by investing in a diversified portfolio consisting
   The fund aims to    primarily of common stocks. However, assets may also be
   provide you with    held in securities convertible into common stocks, cash
 growth of capital.    or cash equivalents, straight debt securities
                       (including U.S. Government securities), or nonconvertible preferred stocks. (See the statement of additional information for a description of cash equivalents.) The fund will maintain at least 65% of the value of its total assets in growth-type securities under normal market conditions.

                       Up to 10% of the fund's assets may be invested in "high-yield, high-risk" straight debt securities (commonly referred to as "junk bonds") which are rated BB or below by Standard & Poor's Corporation and Ba or below by Moody's Investors Service, Inc. or in unrated securities that are determined to be of equivalent quality, provided the fund's investment adviser, Capital Research and Management Company, determines that these securities have characteristics similar to the equity securities eligible for purchase by the fund. "High-yield, high-risk" securities carry a higher degree of investment risk than higher rated bonds and are considered speculative.

================================================================================

                       The fund may invest up to 10% in the securities of issuers domiciled outside the U.S. and may purchase or sell various currencies on a spot basis in connection with such investments.

                       The fund will attempt to take prompt advantage of market conditions and as a result may at times have a high rate of portfolio turnover relative to many other mutual funds. The fund may dispose of any security at any time, and it is the fund's intention to take either short- or long-term profits or losses consistent with its objective and sound investment practice, and when such action would not impair the fund's tax status.

                       The growth-oriented, equity-type securities generally purchased by the fund may involve greater risk than is customarily associated with investing in stocks of larger, more established companies and may be subject to greater price swings.

                       The fund's investment restrictions (which are described in the statement of additional information) and objective cannot be changed without shareholder approval. All other investment practices may be changed by the fund's board.

                       ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVE CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.

 CERTAIN SECURITIES    RISKS OF INVESTING Because the fund invests in common
     AND INVESTMENT    stocks or securities convertible into common stocks,
         TECHNIQUES    the fund is subject to stock market risks. For example,
                       the fund is subject to the possibility that stock
       Investing in    prices in general will decline over short or even
   stocks and bonds    extended periods.
   involves certain
             risks.    The fund may also invest in high-yield, high-risk
                       securities provided that Capital Research and Management Company determines that these securities have characteristics similar to the equity securities eligible for purchase by the fund. The values of these securities may be subject to fluctuations that tend to reflect short-term corporate and market developments and investor perceptions of the issuers. It may be more difficult to dispose of, or determine the value of these high-yield, high-risk securities. See the statement of additional information for a description of the ratings and for more information about the risks of high-yield, high-risk securities. High-yield, high-risk securities rated CC or Ca generally are described by the rating agencies as "speculative in a high degree; often in default or [having] other marked shortcomings."

                       RISKS OF INVESTING IN VARIOUS COUNTRIES The fund may invest in the securities of non-U.S. companies. These companies may not be subject to uniform accounting, auditing and financial reporting standards and practices or regulatory requirements comparable to those applicable to U.S. companies. There may also be less public information available

================================================================================

                       about non-U.S. companies. Additionally, specific local political and economic factors must be evaluated in making these investments including trade balances and imbalances, and related economic policies; expropriation or confiscatory taxation; limitations on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of the various securities markets; and nationalization policies of governments around the world. However, investing outside the U.S. can also reduce certain of these risks due to greater diversification opportunities.

                       PRIVATE PLACEMENTS Private placements may be either purchased from another institutional investor that originally acquired the securities in a private placement or directly from the issuers of the securities. Generally, securities acquired in private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reliance upon an exemption from the registration requirements under the Act, for example, private placements sold pursuant to Rule 144A. Accordingly, any such obligation will be deemed illiquid unless it has been specifically determined to be liquid under procedures adopted by the fund's board of directors.

                       In determining whether these securities are liquid, factors such as the frequency and volume of trading and the commitment of dealers to make markets will be considered. Additionally, the liquidity of any particular security will depend on such factors as the availability of "qualified" institutional investors and the extent of investor interest in the security, which can change from time to time.

                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Each counselor decides how their segment will be invested (within the limits provided by the fund's objective and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed on the next page.

================================================================================


------------------------------------------------------------------------------------------------
                                             YEARS OF EXPERIENCE AS      YEARS OF EXPERIENCE AS
                                              PORTFOLIO COUNSELOR             INVESTMENT
PORTFOLIO COUNSELORS                            (AND RESEARCH                PROFESSIONAL
        FOR                                    PROFESSIONAL, IF             (APPROXIMATE)
  THE GROWTH FUND     PRIMARY TITLE(S)        APPLICABLE) FOR THE
 OF AMERICA, INC.                               GROWTH FUND OF       WITH CAPITAL
                                                 AMERICA, INC.       RESEARCH AND
                                                 (APPROXIMATE)        MANAGEMENT
                                                                      COMPANY OR      TOTAL
                                                                    ITS AFFILIATES    YEARS
------------------------------------------------------------------------------------------------
 Gordon Crawford    Vice President of the     4 years (in addition     24 years      24 years
                    fund. Senior Vice         to 16 years as a
                    President and Director,   research professional
                    Capital Research Company* prior to becoming a
                                              portfolio counselor
                                              for the fund)
------------------------------------------------------------------------------------------------
 James E. Drasdo    Senior Vice President of  10 years (in addition    18 years      24 years
                    the fund.                 to 7 years as a
                    Senior Vice President and research professional
                    Director, Capital Re-     prior to becoming a
                    search and Management     portfolio counselor
                    Company                   for the fund)
------------------------------------------------------------------------------------------------
 Claudia P.         Vice President of the     3 years (in addition     18 years      20 years
 Huntington         fund. Senior Vice Presi-  to 10 years as a
                    dent, Capital Research    research professional
                    Company*                  prior to becoming a
                                              portfolio counselor
                                              for the fund)
------------------------------------------------------------------------------------------------
 William C. Newton  Senior Partner, The Capi- 22 years**               36 years      42 years
                    tal Group Partners L.P.*
------------------------------------------------------------------------------------------------
 James F.           President of the fund.    7 years (in addition     25 years      25 years
 Rothenberg         President and Director,   to 3 years
                    Capital Research and      as a research
                    Management Company        professional prior to
                                              becoming a portfolio
                                              counselor for the
                                              fund)
------------------------------------------------------------------------------------------------
 R. Michael         Chairman, Capital Re-     10 years                 31 years      31 years
 Shanahan           search and
                    Management Company
------------------------------------------------------------------------------------------------
    * Company affiliated with Capital Research and Management Company.
   ** Since Capital Research and Management Company took over management of the fund in 1973.
------------------------------------------------------------------------------------------------


         INVESTMENT    The fund may from time to time compare its investment
            RESULTS    results to various unmanaged indices or other mutual
                       funds in reports to shareholders, sales literature and
       The fund has    advertisements. The results may be calculated on a
   averaged a total    yield, total return and/or distribution rate basis for
  return of +16.50%    various periods, with or without sales charges. Results
   a year (assuming    calculated without a sales charge will be higher. Total
  the maximum sales    returns assume the reinvestment of all dividends and
   charge was paid)    capital gain distributions. The fund's distribution
      under Capital    rate is calculated by dividing the dividends paid by
       Research and    the fund over the last 12 months by the sum of the
         Management    month-end price and the capital gains paid over the
          Company's    last 12 months. The SEC yield reflects income earned by
        management.    the fund, while the distribution rate reflects divi-
                       dends paid by the fund. Among the elements used to cal-
  (December 1, 1973    culate the SEC yield are the dividend and interest in-
  through September    come earned and expenses paid by the fund, whereas the
          30, 1995)    income paid to shareholders is used to calculate the
                       distribution rate.

                       As of September 30, 1995, the fund's total return over the past 12 months and average annual total returns over the past five- and ten-year periods were +21.89%, +17.83% and +15.84%, respectively. These

================================================================================

                       results were calculated in accordance with Securities and Exchange Commission rules which require that the maximum sales charge be deducted. Of course, past results are not an indication of future results. Further information regarding the fund's investment results is contained in the fund's annual report which may be obtained without charge by writing to the Secretary of the fund at the address indicated on the cover of this prospectus.

         DIVIDENDS,    DIVIDENDS AND DISTRIBUTIONS Dividends are usually paid
      DISTRIBUTIONS    in December. Capital gains, if any, are also usually
          AND TAXES    distributed in December. When a dividend or capital
                       gain is distributed, the net asset value per share is
             Income    reduced by the amount of the payment.
  distributions are
    usually made in    FEDERAL TAXES The fund intends to operate as a
          December.    "regulated investment company" under the Internal
                       Revenue Code. In any fiscal year in which the fund so qualifies and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax.

                       All dividends and capital gains are taxable whether they are reinvested or received in cash--unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state or local taxes.

                       IF YOU HAVE NOT FURNISHED A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND HAVE NOT CERTIFIED THAT WITHHOLDING DOES NOT APPLY, OR IF THE INTERNAL REVENUE SERVICE HAS NOTIFIED THE FUND THAT THE TAXPAYER IDENTIFICATION NUMBER LISTED ON YOUR ACCOUNT IS INCORRECT ACCORDING TO THEIR RECORDS OR THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING, FEDERAL LAW GENERALLY REQUIRES THE FUND TO WITHHOLD 31% FROM ANY DIVIDENDS AND/OR REDEMPTIONS (INCLUDING EXCHANGE REDEMPTIONS). Amounts withheld are applied to your federal tax liability; a refund may be obtained from the Service if withholding results in overpayment of taxes. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

                       This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.

================================================================================

               FUND    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
       ORGANIZATION    end, diversified management investment company, was
                AND    organized as a Delaware corporation in 1958 and
         MANAGEMENT    reorganized as a Maryland corporation in 1983. The
                       fund's board supervises fund operations and performs
      The fund is a    duties required by applicable state and federal law.
      member of The    Members of the board who are not employed by Capital
     American Funds    Research and Management Company or its affiliates are
    Group, which is    paid certain fees for services rendered to the fund as
  managed by one of    described in the statement of additional information.
    the largest and    They may elect to defer all or a portion of these fees
   most experienced    through a deferred compensation plan in effect for the
         investment    fund. Shareholders have one vote per share owned and,
          advisers.    at the request of the holders of at least 10% of the
                       shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote. There will not usually be a shareholder meeting in any year, except, for example, when the election of the board is required to be acted upon by shareholders under the Investment Company Act of 1940.

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los
                       Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92621. (See "The American Funds Shareholder Guide: Purchasing Shares--Investment
                       Minimums and Fund Numbers" for a listing of funds in The American Funds Group.) Capital Research and Management Company manages the investment portfolio and business affairs of the fund and receives a fee at the annual rates of 0.50% on the first $1 billion of the fund's net assets, 0.40% on net assets in excess of $1 billion but not exceeding $2 billion, 0.37% on net assets in excess of $2 billion but not exceeding $3 billion, 0.35% on net assets in excess of $3 billion but not exceeding $5 billion, 0.335% on net assets in excess of $5 billion but not exceeding $8 billion, and 0.325% on net assets in excess of $8 billion.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

================================================================================

                       Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. (See the statement of additional information.)

                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or of other funds served by Capital Research and Management Company.

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors, Inc. is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 8332
                       Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversations with American Funds Distributors may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                       PLAN OF DISTRIBUTION The fund has a plan of distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan was in effect. Expenditures by the fund under the plan may not exceed 0.25% of its average net assets annually (all of which may be for service fees). See "The American Funds Shareholder Guide: Purchasing Shares--Sales Charges" below.

================================================================================

                       TRANSFER AGENT American Funds Service Company, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. It was paid a fee of $5,731,000 for the fiscal year ended August 31, 1995. Telephone conversations with American Funds Service Company may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                          AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                     SERVICE      ADDRESS                AREAS SERVED
                      AREA
                    ------------------------------------------------------------
                    WEST      P.O. Box 2205                AK, AZ, CA, HI, ID,
                              Brea, CA 92622-2205          MT, NV, OR, UT, WA
                              Fax: 714/671-7080            and outside the U.S.
                    ------------------------------------------------------------
                    CENTRAL-  P.O. Box 659522              AR, CO, IA, KS, LA,
                    WEST      San Antonio, TX 78265-9522   MN, MO, ND, NE, NM,
                              Fax: 210/530-4050            OK, SD, TX and WY
                    ------------------------------------------------------------
                    CENTRAL-  P.O. Box 6007                AL, IL, IN, KY, MI,
                    EAST      Indianapolis, IN 46206-6007  MS, OH, TNand WI
                              Fax: 317/735-6620
                    ------------------------------------------------------------
                    EAST      P.O. Box 2280                CT, DE, FL, GA, MA,
                              Norfolk, VA 23501-2280       MD, ME, NC, NH, NJ,
                              Fax: 804/670-4773            NY, PA, RI, SC, VA,
                                                           VT, WV and
                                                           Washington, D.C.
                    ------------------------------------------------------------
                     ALL SHAREHOLDERS MAY CALL AMERICAN FUNDS SERVICE
                     COMPANY AT 800/421-0180 FOR SERVICE.
                    ------------------------------------------------------------

                                [MAP OF THE UNITED STATES OF AMERICA]

                    ------------------------------------------------------------
                     West (light grey); Central-West (white); Central-East
                                    (dark grey); East (red)

                              THE AMERICAN FUNDS SHAREHOLDER GUIDE

                      ---------------------------------------------------------
  PURCHASING SHARES    METHOD     INITIAL INVESTMENT   ADDITIONAL INVESTMENTS
                      ---------------------------------------------------------
    Your investment               See "Investment      $50 minimum (except
    dealer can help               Minimums and Fund    where a lower
 you establish your               Numbers" for         minimum is noted
  account--and help               initial              under "Investment
      you add to it               investment           Minimums and Fund
 whenever you like.               minimums.            Numbers").
                      ---------------------------------------------------------
                       By         Visit any            Mail directly to
                       contacting investment dealer    your investment
                       your       who is registered    dealer's address
                       investment in the state         printed on your
                       dealer     where the            account statement.
                                  purchase is made
                                  and who has a
                                  sales agreement
                                  with American
                                  Funds
                                  Distributors.
                      ---------------------------------------------------------
                       By mail    Make your check      Fill out the account
                                  payable to the       additions form at the
                                  fund and mail to     bottom of a recent
                                  the address          account statement,
                                  indicated on the     make your check
                                  account              payable to the fund,
                                  application.         write your account
                                  Please indicate      number on your check,
                                  an investment        and mail the check
                                  dealer on the        and form in the
                                  account              envelope provided
                                  application.         with your account
                                                      statement.
                      ---------------------------------------------------------
                       By wire    Call 800/421-0180    Your bank should wire
                                  to obtain your       your additional
                                  account              investments in the
                                  number(s), if        same manner as
                                  necessary. Please    described under
                                  indicate an          "Initial Investment."
                                  investment dealer
                                  on the account.
                                  Instruct your
                                  bank to wire
                                  funds to:
                                  Wells Fargo Bank
                                  155 Fifth Street
                                  Sixth Floor
                                  San Francisco,
                                  CA 94106
                                  (ABA #121000248)

                                  For credit to the
                                  account of:
                                  American Funds
                                  Service Company
                                  a/c #4600-076178
                                  (fund name)
                                  (your fund acct.
                                  no.)
                      ---------------------------------------------------------
                       THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE
                       THE RIGHT TO REJECT ANY PURCHASE ORDER.


                      SHARE PRICE Shares are purchased at the next offering price after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. This price is the net asset value plus a sales charge, if applicable. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.")

                      The net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share. The net asset value per share of the money market funds normally will remain constant at $1.00 based on the funds' current practice of valuing their shares using the penny-rounding method in accordance with rules of the Securities and Exchange Commission.

                      SHARE CERTIFICATES Shares are credited to your account and certificates are not issued unless specifically requested. This eliminates the costly problem of lost or destroyed certificates.

================================================================================

                       If you would like certificates issued, please request them by writing to American Funds Service Company. There is usually no charge for issuing certificates in reasonable denominations. CERTIFICATES ARE NOT AVAIL-ABLE FOR THE MONEY MARKET FUNDS.

                       INVESTMENT MINIMUMS AND FUND NUMBERS Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):


                                                      MINIMUM
                                                      INITIAL    FUND
FUND                                                 INVESTMENT NUMBER
----                                                 ---------- ------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund(R)......................................     $1,000     02
American Balanced Fund(R)..........................        500     11
American Mutual Fund(R)............................        250     03
Capital Income Builder(R)..........................      1,000     12
Capital World Growth and Income Fund(SM)...........      1,000     33
EuroPacific Growth Fund(R).........................        250     16
Fundamental Investors(SM)..........................        250     10
The Growth Fund of America(R)......................      1,000     05
The Income Fund of America(R)......................      1,000     06
The Investment Company of America(R)...............        250     04
The New Economy Fund(R)............................      1,000     14
New Perspective Fund(R)............................        250     07
SMALLCAP World Fund(SM)............................      1,000     35
Washington Mutual Investors Fund(SM)...............        250     01

                                                       MINIMUM
                                                       INITIAL    FUND
FUND                                                  INVESTMENT NUMBER
----                                                  ---------- ------
BOND FUNDS
American High-Income Municipal Bond Fund(SM).......     $1,000     40
American High-Income Trust(R)......................      1,000     21
The Bond Fund of America(SM).......................      1,000     08
Capital World Bond Fund(R).........................      1,000     31
Intermediate Bond Fund of America(R)...............      1,000     23
Limited Term Tax-Exempt Bond Fund of America(SM)...      1,000     43
The Tax-Exempt Bond Fund of America(SM)............      1,000     19
The Tax-Exempt Fund of California(R)*..............      1,000     20
The Tax-Exempt Fund of Maryland(R)*................      1,000     24
The Tax-Exempt Fund of Virginia(R)*................      1,000     25
U.S. Government Securities Fund(SM)................      1,000     22

MONEY MARKET FUNDS
The Cash Management Trust of America(R)............      2,500     09
The Tax-Exempt Money Fund of America(SM)...........      2,500     39
The U.S. Treasury Money Fund of America(SM)........      2,500     49

--------
* Available only in certain states.


                       For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts (IRAs). Mini-mums are reduced to $50 for purchases through "Auto-matic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional in-vestments (except as noted above).

                       SALES CHARGES The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

================================================================================

                                                                          DEALER
                                                     SALES CHARGE AS    CONCESSION
                                                   PERCENTAGE OF THE:  AS PERCENTAGE
                                                   ------------------     OF THE
               AMOUNT OF PURCHASE                  NET AMOUNT OFFERING   OFFERING
               AT THE OFFERING PRICE                INVESTED   PRICE       PRICE
               ---------------------               ---------- -------- -------------
               STOCK AND STOCK/BOND FUNDS
               Less than $50,000.................    6.10%     5.75%       5.00%
               $50,000 but less than $100,000....    4.71      4.50        3.75
               BOND FUNDS
               Less than $25,000.................    4.99      4.75        4.00
               $25,000 but less than $50,000.....    4.71      4.50        3.75
               $50,000 but less than $100,000....    4.17      4.00        3.25
               STOCK, STOCK/BOND, AND BOND FUNDS
               $100,000 but less than $250,000...    3.63      3.50        2.75
               $250,000 but less than $500,000...    2.56      2.50        2.00
               $500,000 but less than $1,000,000.    2.04      2.00        1.60
               $1,000,000 or more................    none      none     (see below)


                       Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 mil-lion or more, for purchases by any employer-sponsored 403(b) plan or defined contribution plan qualified un-der Section 401(a) of the Internal Revenue Code includ-ing a "401(k)" plan with 200 or more eligible employees (paid pursuant to the fund's plan of distribution), and for purchases made at net asset value by certain re-tirement plans of organizations with collective retire-ment plan assets of $100 million or more as set forth in the statement of additional information (paid by American Funds Distributors).

                       American Funds Distributors, at its expense (from a designated percentage of its income), will, during cal-endar year 1996, provide additional promotional incen-tives to dealers. Currently these incentives are lim-ited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These incentive payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these promotional incen-tives.

                       Any employer-sponsored 403(b) plan or defined contribu-tion plan qualified under Section 401(a) of the Inter-nal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser invest-ing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may pur-chase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain re-demptions within one year of the purchase. (See "Re-deeming Shares--Contingent Deferred Sales Charge.")

                       Qualified dealers currently are paid a continuing serv-ice fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to

================================================================================

                       compensate them for providing certain services. (See "Fund Organization and Management--Plan of Distribu-tion.") These services include processing purchase and redemption transactions, establishing shareholder ac-counts and providing certain information and assistance with respect to the fund.

                       NET ASSET VALUE PURCHASES The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washing-ton Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;
                       (2) current registered representatives, retired regis-tered representatives with respect to accounts estab-lished while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealer; (3) companies exchang-ing securities with the fund through a merger, acquisi-tion or exchange offer; (4) trustees or other fiducia-ries purchasing shares for certain retirement plans of organizations with retirement plan assets of $100 mil-lion or more; (5) insurance company separate accounts;
                       (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Compa-nies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

           REDUCING    AGGREGATION Sales charge discounts are available for
         YOUR SALES    certain aggregated investments. Qualifying investments
             CHARGE    include those by you, your spouse and your children
                       under the age of 21, if all parties are purchasing
       You and your    shares for their own account(s), which may include
   immediate family    purchases through employee benefit plan(s) such as an
        may combine    IRA, individual-type 403(b) plan or single-participant
     investments to    Keogh-type plan or by a business solely controlled by
 reduce your costs.    these individuals (for example, the individuals own the
                       entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment
                       Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

================================================================================

                       CONCURRENT PURCHASES To qualify for a reduced sales charge, you may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. (Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.) For example, if you concurrently invest $25,000 in one fund and $25,000 in another, the sales charge would be reduced to reflect a $50,000 purchase.

                       RIGHT OF ACCUMULATION The sales charge for your invest-ment may also be reduced by taking into account the current value of your existing holdings in The American Funds Group. Direct purchases of the money market funds are excluded. (See account application.)

                       STATEMENT OF INTENTION You may reduce sales charges on all investments by meeting the terms of a statement of intention, a non-binding commitment to invest a certain amount in fund shares subject to a commission within a 13-month period. Five percent of the statement amount will be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for a sales charge reduction. (See account application and the statement of additional information under "Purchase of Shares--Statement of Intention.")

                       YOU MUST LET YOUR INVESTMENT DEALER OR AMERICAN FUNDS SERVICE COMPANY KNOW IF YOU QUALIFY FOR A REDUCTION IN YOUR SALES CHARGE USING ONE OR ANY COMBINATION OF THE METHODS DESCRIBED ABOVE.

        SHAREHOLDER    AUTOMATIC INVESTMENT PLAN You may make regular monthly
           SERVICES    or quarterly investments through automatic charges to
                       your bank account. Once a plan is established, your ac-
    The fund offers    count will normally be charged by the 10th day of the
     you a valuable    month during which an investment is made (or by the
  array of services    15th day of the month in the case of any retirement
        designed to    plan for which Capital Guardian Trust Company--another
       increase the    affiliate of The Capital Group Companies, Inc.--acts as
    convenience and    trustee or custodian).
     flexibility of
  your investment--    AUTOMATIC REINVESTMENT Dividends and capital gain dis-
   services you can    tributions are reinvested in additional shares at no
  use to alter your    sales charge unless you indicate otherwise on the
 investment program    account application. You also may elect to have divi-
  as your needs and    dends and/or capital gain distributions paid in cash by
      circumstances    informing the fund, American Funds Service Company or
            change.    your investment dealer.

                       CROSS-REINVESTMENT You may cross-reinvest dividends or dividends and capital gain distributions paid by one fund into another fund in The American Funds Group, subject to conditions outlined in the statement of ad-ditional information. Generally, to use this service the value of your account in the paying fund must equal at least $5,000.

                       EXCHANGE PRIVILEGE You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales

================================================================================

                       charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain dis-tributions.

                       You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), or by con-tacting your investment dealer, by using American FundsLine(R) (see "Shareholder Services--American FundsLine(R)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Transfer Agent" above for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone Redemptions and Ex-changes" below.) Shares held in corporate-type retire-ment plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchasing Shares--Share Price.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

                       AUTOMATIC EXCHANGES You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or pre-ceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the re-ceiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

                       AUTOMATIC WITHDRAWALS You may make automatic withdrawals of $50 or more as follows: five or more times per year if you have an account of $10,000 or more, or four or fewer times per year if you have an account of $5,000 or more. Withdrawals are made on or about the 15th day of each month you designate, and checks will be sent within seven days. (See "Other Important Things to Remember.") Additional investments in a withdrawal account must not be less than one year's scheduled withdrawals or $1,200, whichever is greater. However, additional investments in a withdrawal account may be inadvisable due to sales charges and tax liabilities.

                       THESE SERVICES ARE AVAILABLE ONLY IN STATES WHERE THE FUND TO BE PURCHASED MAY BE LEGALLY OFFERED AND MAY BE TERMINATED OR MODIFIED AT ANY TIME UPON 60 DAYS' WRITTEN NOTICE.

                       ACCOUNT STATEMENTS Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company.

================================================================================

                       AMERICAN FUNDSLINE(R) You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(R). To use this service, call 800/325-3590 from a TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine(R) are subject to the conditions noted above and in "Redeeming Shares--Telephone Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchasing Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

                       ---------------------------------------------------------
   REDEEMING SHARES     By writing to  Send a letter of instruction
                        American       specifying the name of the fund, the
 You may take money     Funds Service  number of shares or dollar amount to
        out of your     Company (at    be sold, your name and account
   account whenever     the            number. You should also enclose any
        you please.     appropriate    share certificates you wish to
                        address        redeem. For redemptions over $50,000
                        indicated      and for certain redemptions of
                        under "Fund    $50,000 or less (see below), your
                        Organization   signature must be guaranteed by a
                        and            bank, savings association, credit
                        Management--   union, or member firm of a domestic
                        Transfer       stock exchange or the National
                        Agent")        Association of Securities Dealers,
                                       Inc., that is an eligible guarantor
                                       institution. You should verify with
                                       the institution that it is an
                                       eligible guarantor prior to signing.
                                       Additional documentation may be
                                       required for redemption of shares
                                       held in corporate, partnership or
                                       fiduciary accounts. Notarization by a
                                       Notary Public is not an acceptable
                                       signature guarantee.
                       ---------------------------------------------------------
                        By contacting  If you redeem shares through your
                        your           investment dealer, you may be charged
                        investment     for this service. SHARES HELD FOR YOU
                        dealer         IN YOUR INVESTMENT DEALER'S STREET
                                       NAME MUST BE REDEEMED THROUGH THE
                                       DEALER.
                       ---------------------------------------------------------
                        You may have   You may use this option, provided the
                        a redemption   account is registered in the name of
                        check sent to  an individual(s), a UGMA/UTMA
                        you by using   custodian, or a non-retirement plan
                        American       trust. These redemptions may not
                        FundsLine(R)   exceed $10,000 per day, per fund
                        or by          account and the check must be made
                        telephoning,   payable to the shareholder(s) of
                        faxing, or     record and be sent to the address of
                        telegraphing   record provided the address has been
                        American       used with the account for at least 10
                        Funds Service  days. See "Transfer Agent" and
                        Company        "Exchange Privilege" above for the
                        (subject to    appropriate telephone or fax number.
                        the
                        conditions
                        noted in this
                        section and
                        in "Telephone
                        Redemptions
                        and
                        Exchanges"
                        below)
                       ---------------------------------------------------------
                        In the case    Upon request (use the account
                        of the money   application for the money market
                        market funds,  funds) you may establish telephone
                        you may have   redemption privileges (which will
                        redemptions    enable you to have a redemption sent
                        wired to your  to your bank account) and/or check
                        bank by        writing privileges. If you request
                        telephoning    check writing privileges, you will be
                        American       provided with checks that you may use
                        Funds Service  to draw against your account. These
                        Company        checks may be made payable to anyone
                        ($1,000 or     you designate and must be signed by
                        more) or by    the authorized number of registered
                        writing a      shareholders exactly as indicated on
                        check ($250    your checking account signature card.
                        or more)
                       ---------------------------------------------------------


                       A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.

================================================================================

                       THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")

                       TELEPHONE REDEMPTIONS AND EXCHANGES By using the telephone (including American FundsLine(R)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may reinstate them at any time also by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                       CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions within the first year on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 59 1/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                       REINSTATEMENT PRIVILEGE You may reinvest proceeds from a redemption or a dividend or capital gain distribution without sales charge (any contingent deferred sales charge paid will be credited to your

================================================================================

                       account) in any fund in The American Funds Group. Send a written request and a check to American Funds Service Company within 90 days after the date of the redemption or distribution. Reinvestment will be at the next calculated net asset value after receipt. The tax status of a gain realized on a redemption will not be affected by exercise of the reinstatement privilege, but a loss may be nullified if you reinvest in the same fund within 30 days. If you redeem your shares within 90 days after purchase and the sales charge on the purchase of other shares is waived under the reinstatement privilege, the sales charge you previously paid for the shares may not be taken into account when you calculate your gain or loss on that redemption.

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because each stock, stock/bond and bond fund's net asset value fluctuates, reflecting the market value of the fund's portfolio, the amount a shareholder receives for shares redeemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.

                       A fund may, with 60 days' written notice, close your account if, due to a redemption, the account has a value of less than the minimum required initial investment. (For example, a fund may close an account if a redemption is made shortly after a minimum initial investment is made.)

         RETIREMENT    You may invest in the funds through various retirement
              PLANS    plans including the following plans for which Capital
                       Guardian Trust Company acts as trustee or custodian:
                       IRAs, Simplified Employee Pension plans, 403(b) plans and Keogh- and corporate-type business retirement plans. For further information about any of the plans, agreements, applications and annual fees, contact
                       American Funds Distributors or your investment dealer.
                       To determine which retirement plan is appropriate for you, please consult your tax adviser. TAX-EXEMPT FUNDS
                       SHOULD NOT SERVE AS INVESTMENTS FOR RETIREMENT PLANS.

                       FOR MORE INFORMATION, PLEASE REFER TO THE ACCOUNT APPLICATION OR THE STATEMENT OF ADDITIONAL INFORMATION. IF YOU HAVE ANY QUESTIONS ABOUT ANY OF THE SHAREHOLDER SERVICES DESCRIBED HEREIN OR YOUR ACCOUNT, PLEASE CONTACT YOUR INVESTMENT DEALER OR AMERICAN FUNDS SERVICE COMPANY.

                       [RECYCLE LOGO]  This prospectus has been printed on
                                       recycled paper that meets the
                                       guidelines of the United States
                                       Environmental Protection Agency

Prospectus
for Eligible Retirement Plans

THE GROWTH FUND OF AMERICA

AN OPPORTUNITY FOR GROWTH OF CAPITAL THROUGH
A DIVERSIFIED PORTFOLIO OF COMMON STOCKS

[LOGO OF THE AMERICAN FUNDS GROUP(R)]

November 1, 1995


                       THE GROWTH FUND OF AMERICA, INC.

                            Four Embarcadero Center
                                  Suite 1800
                            San Francisco, CA 94111


The investment objective of the fund is growth of capital. The realization of current income will not be a consideration. The fund strives to accomplish this objective by investing primarily in common stocks.

THIS PROSPECTUS RELATES ONLY TO SHARES OF THE FUND OFFERED WITHOUT A SALES CHARGE TO ELIGIBLE RETIREMENT PLANS. FOR A PROSPECTUS REGARDING SHARES OF THE FUND TO BE ACQUIRED OTHERWISE, CONTACT THE SECRETARY OF THE FUND AT THE ADDRESS INDICATED ABOVE.

This prospectus presents information you should know before investing in the fund. It should be retained for future reference.

You may obtain the statement of additional information for the fund dated November 1, 1995, which contains the fund's financial statements, without charge by writing to the Secretary of the fund at the above address or telephoning 800/421-0180. These requests will be honored within three business days of receipt.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

RP 05-010-1195

================================================================================

SUMMARY OF EXPENSES

Average annual expenses
paid over a 10-year
period would be
approximately $9 per
year, assuming a $1,000
investment and a 5%
annual return.


 TABLE OF CONTENTS

  Summary of Expenses................................   2
  Financial Highlights...............................   3
  Investment Objective and Policies..................   3
  Certain Securities and Investment Techniques.......   4
  Investment Results.................................   6
  Dividends, Distributions and Taxes.................   7
  Fund Organization and Management...................   7
  Purchasing Shares..................................   9
  Shareholder Services...............................  11
  Redeeming Shares...................................  11



This table is designed to help you understand costs of investing in the fund. These are historical expenses; your actual expenses may vary.

SHAREHOLDER TRANSACTION EXPENSES
Certain retirement plans may purchase shares of the fund with no sales charge./1/ The fund also has no sales charge on reinvested dividends, deferred sales charge, redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)

Management fees.......................................................  0.38%
12b-1 expenses........................................................  0.24%/2/
Other expenses (including audit, legal, shareholder services, transfer agent and custodian expenses)........................................  0.13%
Total fund operating expenses.........................................  0.75%

EXAMPLE                                       1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------                                       ------ ------- ------- --------
You would pay the following cumulative ex-
penses on a $1,000 investment, assuming a 5%
annual return./3/                              $8      $24     $42     $93

/1/ Retirement plans of organizations with $100 million or more in collective retirement plan assets may purchase shares of the fund with no sales charge. In addition, any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions within 12 months following such purchases. (See "Redeeming Shares--Contingent Deferred Sales Charge.")
/2/ These expenses may not exceed 0.25% of the fund's average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.
/3/ Use of this assumed 5% return is required by the Securities and Exchange
    Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

================================================================================

          FINANCIAL    The following information for the ten years ended
         HIGHLIGHTS    August 31, 1995 has been derived from financial
       (For a share    statements which have been audited by Deloitte & Touche
        outstanding    LLP, independent accountants. This information should
     throughout the    be read in conjunction with the financial statements
       fiscal year)    and related notes, which are included in the statement
                       of additional information.

                                                     YEAR ENDED AUGUST 31
                            --------------------------------------------------------------------------------
                             1995    1994    1993    1992    1991    1990     1989    1988     1987    1986
                            ------  ------  ------  ------  ------  ------   ------  -------  ------  ------
  Net Asset Value, Begin-
   ning of Year...........  $27.62  $27.15  $22.04  $22.42  $18.43  $23.06   $17.42   $21.21  $17.15  $14.49
                            ------  ------  ------  ------  ------  ------   ------  -------  ------  ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income...    0.25    0.13    0.13    0.23    0.43    0.56     0.53     0.27    0.27    0.29
  Net realized and
   unrealized gain (loss)
   on investments.........    6.43    1.43    5.26    0.81    4.86   (2.59)    6.01    (2.67)   4.86    3.46
                            ------  ------  ------  ------  ------  ------   ------  -------  ------  ------
    Total income from in-
     vestment operations..    6.68    1.56    5.39    1.04    5.29   (2.03)    6.54    (2.40)   5.13    3.75
                            ------  ------  ------  ------  ------  ------   ------  -------  ------  ------
  LESS DISTRIBUTIONS:
  Distributions from net
   investment income......   (0.17)  (0.12)  (0.19)  (0.35)  (0.48)  (0.61)   (0.31)   (0.29)  (0.28)  (0.22)
  Distributions from net
   realized gains.........   (1.04)  (0.97)  (0.09)  (1.07)  (0.82)  (1.99)   (0.59)   (1.10)  (0.79)  (0.87)
                            ------  ------  ------  ------  ------  ------   ------  -------  ------  ------
    Total distributions...   (1.21)  (1.09)  (0.28)  (1.42)  (1.30)  (2.60)   (0.90)   (1.39)  (1.07)  (1.09)
                            ------  ------  ------  ------  ------  ------   ------  -------  ------  ------
  Net Asset Value, End of
   Year...................  $33.09  $27.62  $27.15  $22.04  $22.42  $18.43   $23.06   $17.42  $21.21  $17.15
                            ======  ======  ======  ======  ======  ======   ======  =======  ======  ======
  Total Return/1/.........   25.56%   5.98%  24.64%   4.91%  30.55%  (9.76)%  39.35% (10.73)%  32.27%  28.64%
  RATIOS/SUPPLEMENTAL
   DATA:
   Net Assets, end of year
    (in millions).........  $7,525  $5,427  $5,018  $3,700  $2,903  $1,912   $1,686  $ 1,038  $1,237  $  822
   Ratio of expenses to
    average net assets....     .75%    .78%    .77%    .79%    .83%    .79%     .78%     .71%    .66%    .66%
   Ratio of net income to
    average net assets....     .90%    .49%    .56%   1.11%   2.13%   2.67%    2.82%    1.56%   1.50%   1.84%
   Portfolio turnover
    rate..................   26.90%  24.77%  25.23%  10.64%  18.92%  17.69%   30.28%   18.33%  19.61%  24.35%

 --------
 /1/ Calculated with no sales charge.


         INVESTMENT    The fund's investment objective is growth of capital.
          OBJECTIVE    The realization of current income will not be a
       AND POLICIES    consideration. The fund seeks to achieve its objective
                       by investing in a diversified portfolio consisting
   The fund aims to    primarily of common stocks. However, assets may also be
   provide you with    held in securities convertible into common stocks, cash
 growth of capital.    or cash equivalents, straight debt securities
                       (including U.S. Government securities), or nonconvertible preferred stocks. (See the statement of additional information for a description of cash equivalents.) The fund will maintain at least 65% of the value of its total assets in growth-type securities under normal market conditions.

                       Up to 10% of the fund's assets may be invested in "high-yield, high-risk" straight debt securities (commonly referred to as "junk bonds") which are rated BB or below by Standard & Poor's Corporation and Ba or below by Moody's Investors Service, Inc. or in unrated securities that are determined to be of equivalent quality, provided the fund's investment adviser, Capital Research and Management Company, determines that these securities have characteristics similar to the equity securities eligible for purchase by the fund. "High-yield, high-risk" securities carry a higher degree of investment risk than higher rated bonds and are considered speculative.

================================================================================

                       The fund may invest up to 10% in the securities of issuers domiciled outside the U.S. and may purchase or sell various currencies on a spot basis in connection with such investments.

                       The fund will attempt to take prompt advantage of market conditions and as a result may at times have a high rate of portfolio turnover relative to many other mutual funds. The fund may dispose of any security at any time, and it is the fund's intention to take either short- or long-term profits or losses consistent with its objective and sound investment practice, and when such action would not impair the fund's tax status.

                       The growth-oriented, equity-type securities generally purchased by the fund may involve greater risk than is customarily associated with investing in stocks of larger, more established companies and may be subject to greater price swings.

                       The fund's investment restrictions (which are described in the statement of additional information) and objective cannot be changed without shareholder approval. All other investment practices may be changed by the fund's board.

                       Achievement of the fund's investment objective cannot, of course, be assured due to the risk of capital loss from fluctuating prices inherent in any investment in securities.

            CERTAIN    RISKS OF INVESTING Because the fund invests in common
     SECURITIES AND    stocks or securities convertible into common stocks,
         INVESTMENT    the fund is subject to stock market risks. For example,
         TECHNIQUES    the fund is subject to the possibility that stock
                       prices in general will decline over short or even
       Investing in    extended periods.
   stocks and bonds
   involves certain    The fund may also invest in high-yield, high-risk
             risks.    securities provided that Capital Research and
                       Management Company determines that these securities have characteristics similar to the equity securities eligible for purchase by the fund. The values of these securities may be subject to fluctuations that tend to reflect short-term corporate and market developments and investor perceptions of the issuers. It may be more difficult to dispose of, or determine the value of these high-yield, high-risk securities. See the statement of additional information for a description of the ratings and for more information about the risks of high-yield, high-risk securities. High-yield, high-risk securities rated CC or Ca generally are described by the rating agencies as "speculative in a high degree; often in default or [having] other marked shortcomings."

                       RISKS OF INVESTING IN VARIOUS COUNTRIES The fund may invest in the securities of non-U.S. companies. These companies may not be subject to uniform accounting, auditing and financial reporting standards and practices or regulatory requirements comparable to those applicable

================================================================================

                       to U.S. companies. There may also be less public information available about non-U.S. companies. Additionally, specific local political and economic factors must be evaluated in making these investments including trade balances and imbalances, and related economic policies; expropriation or confiscatory taxation; limitations on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of the various securities markets; and nationalization policies of governments around the world. However, investing outside the U.S. can also reduce certain of these risks due to greater diversification opportunities.

                       PRIVATE PLACEMENTS Private placements may be either purchased from another institutional investor that originally acquired the securities in a private placement or directly from the issuers of the securities. Generally, securities acquired in private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reliance upon an exemption from the registration requirements under the Act, for example, private placements sold pursuant to Rule 144A. Accordingly, any such obligation will be deemed illiquid unless it has been specifically determined to be liquid under procedures adopted by the fund's board of directors.

                       In determining whether these securities are liquid, factors such as the frequency and volume of trading and the commitment of dealers to make markets will be considered. Additionally, the liquidity of any particular security will depend on such factors as the availability of "qualified" institutional investors and the extent of investor interest in the security, which can change from time to time.

                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Each counselor decides how their segment will be invested (within the limits provided by the fund's objective and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed on the next page.

================================================================================

------------------------------------------------------------------------------------------------
                                                YEARS OF EXPERIENCE AS   YEARS OF EXPERIENCE AS
                                                 PORTFOLIO COUNSELOR          INVESTMENT
                                                    (AND RESEARCH            PROFESSIONAL
PORTFOLIO COUNSELORS                               PROFESSIONAL, IF          (APPROXIMATE)
       FOR                                       APPLICABLE) FOR THE
 THE GROWTH FUND          PRIMARY TITLE(S)          GROWTH FUND OF     WITH CAPITAL
 OF AMERICA, INC.                                   AMERICA, INC.      RESEARCH AND
                                                    (APPROXIMATE)       MANAGEMENT
                                                                        COMPANY OR
                                                                            ITS         TOTAL
                                                                        AFFILIATES      YEARS
------------------------------------------------------------------------------------------------
 Gordon Crawford      Vice President of the     4 years (in addition     24 years      24 years
                      fund. Senior Vice Presi-  to 16 years as a re-
                      dent and Director,        search professional
                      Capital Research Company* prior to becoming a
                                                portfolio counselor
                                                for the fund)
------------------------------------------------------------------------------------------------
 James E. Drasdo      Senior Vice President of  10 years (in addition    18 years      24 years
                      the fund.                 to 7 years as a
                      Senior Vice President and research professional
                      Director,                 prior to becoming a
                      Capital Research and Man- portfolio counselor
                      agement Company           for the fund)
------------------------------------------------------------------------------------------------
 Claudia P.           Vice President of the     3 years (in addition     18 years      20 years
 Huntington           fund.                     to 10 years as a
                      Senior Vice President,    research professional
                      Capital Research Company* prior to becoming a
                                                portfolio counselor
                                                for the fund)
------------------------------------------------------------------------------------------------
 William C. Newton    Senior Partner, The Capi- 22 years**               36 years      42 years
                      tal Group
                      Partners L.P.*
------------------------------------------------------------------------------------------------
 James F.             President of the fund.    7 years (in addition     25 years      25 years
 Rothenberg           President and Director,   to 3 years as a
                      Capital Research and      research professional
                      Management Company        prior to becoming a
                                                portfolio counselor
                                                for the fund)
------------------------------------------------------------------------------------------------
 R. Michael           Chairman, Capital Re-     10 years                 31 years      31 years
 Shanahan             search and
                      Management Company
------------------------------------------------------------------------------------------------
    * Company affiliated with Capital Research and Management Company.
   ** Since Capital Research and Management Company took over management of the fund in 1973.
------------------------------------------------------------------------------------------------


         INVESTMENT    The fund may from time to time compare its investment
            RESULTS    results to various unmanaged indices or other mutual
                       funds in reports to shareholders, sales literature and
       The fund has    advertisements. The results may be calculated on a
   averaged a total    yield, total return and/or distribution rate basis for
      return (at no    various periods, with or without sales charges. Results
 sales charge) of +    calculated without a sales charge will be higher. Total
      16.82% a year    returns assume the reinvestment of all dividends and
      under Capital    capital gain distributions. The fund's distribution
       Research and    rate is calculated by dividing the dividends paid by
         Management    the fund over the last 12 months by the sum of the
          Company's    month-end price and the capital gains paid over the
        management.    last 12 months. The SEC yield reflects income earned by
                       the fund, while the distribution rate reflects
  (December 1, 1973    dividends paid by the fund. Among the elements used to
  through September    calculate the SEC yield are the dividend and interest
          30, 1995)    income earned and expenses paid by the fund, whereas
                       the income paid to shareholders is used to calculate the distribution rate.

                       As of September 30, 1995, the fund's total return over the past 12 months and average annual total returns over the past five- and ten-year periods were +29.32%, +19.23% and +16.52%, respectively. These

================================================================================

                       results were calculated in accordance with Securities and Exchange Commission requirements at no sales charge. Of course, past results are not an indication of future results. Further information regarding the fund's investment results is contained in the fund's annual report which may be obtained without charge by writing to the Secretary of the fund at the address indicated on the cover of this prospectus.

         DIVIDENDS,    DIVIDENDS AND DISTRIBUTIONS Dividends are usually paid
      DISTRIBUTIONS    in December. Capital gains, if any, are also usually
          AND TAXES    distributed in December. When a dividend or capital
                       gain is distributed, the net asset value per share is
             Income    reduced by the amount of the payment.
  distributions are
    usually made in    The terms of your plan will govern how your plan may
          December.    receive distributions from the fund. Generally,
                       periodic distributions from the fund to your plan are reinvested in additional fund shares, although your plan may permit fund distributions from net investment income to be received by you in cash while reinvesting capital gain distributions in additional shares or all fund distributions to be received in cash. Unless you select another option, all distributions will be reinvested in additional fund shares.

                       FEDERAL TAXES The fund intends to operate as a "regulated investment company" under the Internal Revenue Code. In any fiscal year in which the fund so qualifies and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax. The tax treatment of redemptions from a retirement plan may differ from redemptions from an ordinary shareholder account.

                       PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION AND YOUR TAX ADVISER FOR FURTHER INFORMATION.

               FUND    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
       ORGANIZATION    end, diversified management investment company, was
                AND    organized as a Delaware corporation in 1958 and
         MANAGEMENT    reorganized as a Maryland corporation in 1983. The
                       fund's board supervises fund operations and performs
      The fund is a    duties required by applicable state and federal law.
      member of The    Members of the board who are not employed by Capital
     American Funds    Research and Management Company or its affiliates are
    Group, which is    paid certain fees for services rendered to the fund as
  managed by one of    described in the statement of additional information.
    the largest and    They may elect to defer all or a portion of these fees
   most experienced    through a deferred compensation plan in effect for the
         investment    fund. Shareholders have one vote per share owned and,
          advisers.    at the request of the holders of at least 10% of the
                       shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote. There will not usually be a shareholder meeting in any year, except, for example, when the election of the board is required to be acted upon by shareholders under the Investment Company Act of 1940.

================================================================================

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92621. Capital Research and Management Company manages the investment portfolio and business affairs of the fund and receives a fee at the annual rates of 0.50% on the first $1 billion of the fund's net assets, 0.40% on net assets in excess of $1 billion but not exceeding $2 billion, 0.37% on net assets in excess of $2 billion but not exceeding $3 billion, 0.35% on net assets in excess of $3 billion but not exceeding $5 billion, 0.335% on net assets in excess of $5 billion but not exceeding $8 billion, and 0.325% on net assets in excess of $8 billion.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. (See the statement of additional information.)

                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or of other funds served by Capital Research and Management Company.

================================================================================

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors, Inc. is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 8332
                       Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversations with American Funds Distributors may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                       PLAN OF DISTRIBUTION The fund has a plan of distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan was in effect. Expenditures by the fund under the plan may not exceed 0.25% of its average net assets annually (all of which may be for service fees).

                       TRANSFER AGENT American Funds Service Company, 800/421-0180, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. American Funds Service Company is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240 and 5300 Robin Hood Road, Norfolk, VA 23513. It was paid a fee of $5,731,000 for the fiscal year ended August 31, 1995. Telephone conversations with American Funds Service Company may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

  PURCHASING SHARES    ALL ORDERS TO PURCHASE SHARES MUST BE MADE THROUGH YOUR
                       RETIREMENT PLAN. FOR MORE INFORMATION ABOUT HOW TO
                       PURCHASE SHARES OF THE FUND THROUGH YOUR PLAN OR
                       LIMITATIONS ON THE AMOUNT THAT MAY BE PURCHASED, PLEASE
                       CONSULT WITH YOUR EMPLOYER. Shares are sold to eligible retirement plans at the net asset value per share next determined after receipt of an order by the fund or American Funds Service Company. Orders must be received before the close of regular trading on the New York
                       Stock Exchange in order to receive that day's net asset value. Plans of organizations with collective retirement plan assets of $100 million or more may purchase shares at net asset value. In addition, any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal
                       Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American
                       Funds Group

================================================================================

                       other than money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions within one year of such purchase. (See "Redeeming Shares-- Contingent Deferred Sales Charge.") Plans may also qualify to purchase shares at net asset value by completing a statement of intention to purchase $1 million in fund shares subject to commission over a maximum of 13 consecutive months. Certain redemptions of such shares may also be subject to a contingent deferred sales charge as described above. (See the statement of additional information.)

                       The minimum initial investment is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts (IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group.

                       American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1996, provide additional promotional incentives to dealers. Currently, these incentives are limited to the top hundred dealers who have sold shares of the fund or other funds in The American Funds Group. The incentive payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these promotional incentives.

                       Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets annually in order to promote selling efforts and to compensate them for providing certain services. (See "Fund Organization and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

                       Shares of the fund are offered to other shareholders pursuant to another prospectus at public offering prices that may include an initial sales charge.

                       SHARE PRICE Shares are offered to eligible retirement plans at the net asset value after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer must be indicated. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.")

================================================================================

                       The fund's net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share.

        SHAREHOLDER    Subject to any restrictions contained in your plan, you
           SERVICES    can exchange your shares for shares of other funds in
                       The American Funds Group which are offered through the plan at net asset value. In addition, again depending on your plan, you may be able to exchange shares automatically or cross-reinvest dividends in shares of other funds. Contact your plan administrator/trustee regarding how to use these services. Also, see the fund's statement of additional information for a description of these and other services that may be available through your plan. These services are available only in states where the fund to be purchased may be legally offered and may be terminated or modified at any time upon 60 days' written notice.

   REDEEMING SHARES    Subject to any restrictions imposed by your plan, you
                       can sell your shares through the plan any day the New
                       York Stock Exchange is open. For more information about
                       how to sell shares of the fund through your retirement
                       plan, including any charges that may be imposed by the
                       plan, please consult with your employer.
                       ---------------------------------------------------------
                        By             Your plan administrator/trustee must
                        contacting     send a letter of instruction
                        your plan      specifying the name of the fund, the
                        administrator/ number of shares or dollar amount to
                        trustee        be sold, and, if applicable, your
                                       name and account number. For your
                                       protection, if you redeem more than
                                       $50,000, the signatures of the
                                       registered owners (i.e., trustees or
                                       their legal representatives) must be
                                       guaranteed by a bank, savings
                                       association, credit union, or member
                                       firm of a domestic stock exchange or
                                       the National Association of
                                       Securities Dealers, Inc., that is an
                                       eligible guarantor institution. Your
                                       plan administrator/trustee should
                                       verify with the institution that it
                                       is an eligible guarantor prior to
                                       signing. Additional documentation may
                                       be required to redeem shares from
                                       certain accounts. Notarization by a
                                       Notary Public is not an acceptable
                                       signature guarantee.
                       ---------------------------------------------------------
                        By             Shares may also be redeemed through
                        contacting     an investment dealer; however, you or
                        an             your plan may be charged for this
                        investment     service. SHARES HELD FOR YOU IN AN
                        dealer         INVESTMENT DEALER'S STREET NAME MUST
                                       BE REDEEMED THROUGH THE DEALER.
                       ---------------------------------------------------------

                       THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")

================================================================================

                       CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions within the first year on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403 (b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; and for redemptions in connection with loans made by qualified retirement plans.

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because the fund's net asset value fluctuates, reflecting the market value of the portfolio, the amount you receive for shares redeemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.

                       [RECYCLE LOGO]  This prospectus has been printed on
                                       recycled paper that meets the
                                       guidelines of the United States
                                       Environmental Protection Agency

                       ---------------------------------------------------------
                       THIS PROSPECTUS RELATES ONLY TO SHARES OF THE FUND OFFERED WITHOUT A SALES CHARGE TO ELIGIBLE RETIREMENT PLANS. FOR A PROSPECTUS REGARDING SHARES OF THE FUND
                       TO BE ACQUIRED OTHERWISE, CONTACT THE SECRETARY OF
                       THE FUND AT THE ADDRESS INDICATED ON THE FRONT.
                       ---------------------------------------------------------

                        THE GROWTH FUND OF AMERICA, INC.

                                     Part B
                       Statement of Additional Information

                                 NOVEMBER 1, 1995

 This document is not a prospectus but should be read in conjunction with the current Prospectus of The Growth Fund of America, Inc. (the fund or GFA) dated November 1, 1995. The Prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                        THE GROWTH FUND OF AMERICA, INC.
                             ATTENTION:  SECRETARY
                            FOUR EMBARCADERO CENTER
                                 P.O. BOX 7650
                            SAN FRANCISCO, CA  94120
                           TELEPHONE:  (415) 421-9360

 The fund has two forms of prospectuses. Each reference to the prospectus in this Statement of Additional Information includes both of the fund's Prospectuses. Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

                               Table of Contents
Item
-----
DESCRIPTION OF CERTAIN SECURITIES
CERTAIN RISK FACTORS RELATING TO BELOW INVESTMENT GRADE BONDS
FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS
FUND OFFICERS AND DIRECTORS
MANAGEMENT
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES
PURCHASE OF SHARES
SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES
EXECUTION OF PORTFOLIO TRANSACTIONS
GENERAL INFORMATION
INVESTMENT RESULTS
DESCRIPTION OF BOND RATINGS
FINANCIAL STATEMENTS

                       DESCRIPTION OF CERTAIN SECURITIES

 U.S. GOVERNMENT SECURITIES - Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

 Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, and Federal Intermediate Credit Banks.

 CASH EQUIVALENTS - These securities include (1) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies), (2) commercial bank obligations (E.G., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity)), (3) savings association and savings bank obligations (E.G., certificates of deposit issued by savings banks or savings associations), (4) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (5) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

 CURRENCY TRANSACTIONS - The fund has the ability to hold a portion of its assets in U.S. dollars and other currencies and to enter into certain currency contracts in connection with investing in non-U.S. dollar denominated securities. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the fund might purchase a particular currency or enter into a foreign exchange contract to preserve the U.S. dollar price of securities it intends or has contracted to purchase. The fund does not currently intend to engage in any forward currency transactions other than purchasing and selling currencies and foreign exchange contracts which will be used to facilitate settlement of trades.

         CERTAIN RISK FACTORS RELATING TO BELOW INVESTMENT GRADE BONDS

 Certain risk factors relating to investing in below investment grade securities ("high-yield, high-risk bonds") are discussed below.

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield, high-risk bonds.

PAYMENT EXPECTATIONS - High-yield, high-risk bonds, like other bonds, may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value is likely to decrease in a rising interest rate market, as is generally true with all bonds.

LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

SPECIAL RISKS - The market values of fixed-income securities tend to vary inversely with the level of interest rates--when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will rise. The values of high-yield, high-risk securities are subject to greater fluctuations in value than are higher rated securities because the values of high-yield, high-risk securities tend to reflect short-term corporate and market developments and investor perceptions of the issuer's credit quality to a greater extent. It may be more difficult to dispose of, or determine the value of, high-yield, high-risk securities. High-yield, high-risk securities rated CC or Ca generally are described by the rating agencies as "speculative in a high degree; often in default or [having] other marked shortcomings."

 During the previous fiscal year, the fund held none of its net assets in fixed-income and convertible investments.

 The fund's investment adviser, Capital Research and Management Company, attempts to reduce the fund's risks through diversification of the portfolio by credit analysis of each issuer as well as by monitoring broad economic trends and corporate developments, but there can be no assurance that it will be successful in doing so.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

 The fund has adopted certain fundamental policies and investment restrictions which cannot be changed without shareholder approval. Approval requires the affirmative vote of 67% or more of the voting securities present at a meeting of shareholders, provided more than 50% of such securities are represented at the meeting, or the vote of more than 50% of the outstanding voting securities, whichever is less.

The fund may not:

 1. Purchase the securities of any issuer, except the U.S. Government or any subdivision thereof, if upon such purchase more than 5% of the value of its total assets would consist of securities of such issuer.

 2. Purchase the securities of companies in a particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if thereafter 25% or more of the value of its total assets would consist of securities issued by companies in that industry.

 3. Purchase more than 10% of the voting or non-voting securities of any one issuer.

 4. Invest more than 15% of the value of its assets in securities that are illiquid.

 5. Purchase securities on margin.

 6. Purchase any real estate unless necessary for office space for the fund or for the protection of investments already made.

 7. Make loans to anyone (the purchase of a portion of an issue of bonds, debentures or other securities, whether or not on the original issue of such securities, is not to be considered the making of a loan).

 8. Sell securities or property short or permit any of its officers, directors or any of its affiliated persons to take short positions on shares of the fund.

 9. Purchase the securities of a company which has an officer or director who is an officer or director of the fund, or an officer or director of its investment adviser, if, to the knowledge of the fund, one or more of such persons own beneficially more than 1/2 of 1% of the shares of the company and in the aggregate more than 5% of the outstanding securities of such company.

 10. Borrow more than an amount equal to 5% of the value of its total assets, determined immediately after the time of the borrowing, and then only from banks, as a temporary measure for extraordinary or emergency purposes.

 11. Invest in the securities of other managed investment companies.

 12. Invest in the securities of any issuer for the purpose of exercising control or management.

 13. Deal in commodities or commodity contracts.

 14. Act as underwriter of securities issued by other persons.

 Although not fundamental policies, the fund has further agreed that it will not invest any part of its total assets in real estate or interests therein (excluding readily marketable securities) or invest in oil, gas or other mineral leases. The fund has also agreed that it will not purchase any warrants if immediately after and as a result of such purchase more than 5% of the market value of the total assets of the fund would be invested in such warrants, with no more than 2% being unlisted on the New York or American Stock Exchanges.

 Notwithstanding Investment Restriction #11, the fund may invest in securities of other managed investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission. Furthermore, Investment Restriction #13 does not prevent the fund from engaging in transactions involving forward currency contracts.

                          FUND OFFICERS AND DIRECTORS
                      DIRECTORS AND DIRECTOR COMPENSATION

NAME, ADDRESS AND AGE       POSITION     PRINCIPAL OCCUPATION(S) DURING PAST   AGGREGATE COMPENSATION   TOTAL COMPENSATION FROM
TOTAL NUMBER
                            WITH         5 YEARS (POSITIONS WITHIN THE   (INCLUDING VOLUNTARILY   ALL FUNDS MANAGED BY   OF FUND
BOARDS
                          REGISTRANT   ORGANIZATIONS LISTED MAY HAVE   DEFERRED COMPENSATION/1/)   CAPITAL RESEARCH AND   ON WHICH

                                         CHANGED DURING THIS PERIOD)   FROM THE COMPANY      MANAGEMENT COMPANY/2/ FOR THE YEAR
ENDED 8/31/95   DIRECTOR SERVES
                                                                     DURING FISCAL YEAR ENDED

                                                                     8/31/95

Robert A. Fox               Director     President and Chief Executive Officer,   $14,900               $76,900              5

P.O. Box 457                             Foster Farms; former President,

1000 Davis Street                        Revlon International, Chairman and

Livingston, CA 95334                     Chief Executive Officer, Clarke

Age: 58                                  Hooper America (advertising),
                                         President, Continental Can Company,

                                         Inc.

Roberta L. Hazard           Director     Rear Admiral, United States Navy   $15,032               $40,100              3

1419 Audmar Drive                        (Retired)
McLean, VA 22101
Age: 60

++ Ernest T. Hinshaw, Jr.   Director     Private investor; former Yachting   $14,600               $31,200              2

729 Via Lido Soud                        Commissioner, Los Angeles Olympic

Newport Beach, CA 92663                  Organizing Committee, and Director,

Age: 67                                  Capital Research and Management

                                         Company (retired 1983)

++ Richard H. M. Holmes     Director     Retired; former Vice President,   $13,050               $55,100              4

580 Laurent Road                         Capital Research and Management

Hillsborough, CA 94010                   Company (retired 1986)
Age: 69

Leonade D. Jones            Director     Treasurer, The Washington Post   $14,132               $50,967              5

1150-15th Street, N.W.                   Company
Washington, D.C. 20071
Age: 47

John G. McDonald            Director     The IBJ Professor of Finance,   $14,567               $128,400             7
Graduate School of Business                Graduate School of Business, Stanford

Stanford University                      University
Stanford, CA 94305
Age: 58

Theodore D. Nierenberg      Director     Private investor; former President,   $14,432               $38,900              3

15 Middle Patent Road                    Dansk International Designs, Ltd.

Armonk, NY 10504
Age: 72

+ James W. Ratzlaff         Director     Senior Partner, The Capital Group   None                  None                 8

P.O. Box 7650                            Partners L.P.
San Francisco, CA 94120
Age: 59

Henry E. Riggs              Director     President and Professor of   $14,900               $63,700              5
Kingston Hall 201                        Engineering, Harvey Mudd College

Harvey Mudd College
Claremont, CA 91711
Age: 60

+ Walter P. Stern           Chairman of   Chairman, Capital Group     None                  None                 8
630 Fifth Avenue            the Board    International, Inc.; Vice Chairman,

New York, NY 10111                       Capital Research International;

Age: 67                                  Director, The Capital Group
                                         Companies, Inc.; Chairman, Capital

                                         International, Inc.; Director, Temple-

                                         Inland Inc. (forest products)

Patricia K. Woolf           Director     Private investor; Lecturer, Department   $14,000               $63,000              5

506 Quaker Road                          of Molecular Biology, Princeton

Princeton, NJ 08540                      University
Age: 61


 + "Interested persons" within the meaning of the Investment Company Act of 1940 (the 1940 Act) on the basis of their affiliation with the Investment Adviser or the parent company of the Investment Adviser, The Capital Group Companies, Inc.

 ++ Not considered an "interested person" within the meaning of the 1940 Act; but he does not participate on the Contracts Committee due to his former affiliation with the Investment Adviser.

 /1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more of the funds in the American Funds Group as designated by the director.

  /2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America. Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts.

 /3/ Since the plan's adoption, the total amounts of deferred compensation accrued by the fund (plus earnings thereon) for participating Directors are as follows: Robert A. Fox ($65,219), Leonade D. Jones ($8,696), John G. McDonald ($23,976) and Henry E. Riggs ($29,859). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director.

 /4/ James W. Ratzlaff and Walter P. Stern are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.

                                   OFFICERS
        (with their principal occupations for the past five years)#

Walter P. Stern, Chairman of the Board.
 Fund officers whose other positions are not described above are:

James F. Rothenberg, President /1/; President and Director, Capital Research and Management Company.

James E. Drasdo, Senior Vice President /1/; Senior Vice President and Director, Capital
Research and Management Company.

Paul G. Haaga, Jr., Senior Vice President /1/; Senior Vice President and Director, Capital
Research and Management Company; Director, American Funds Service Company.

Richard M. Beleson, Vice President /3/; Senior Vice President, Capital Research Company.

Claudia Huntington, Vice President /1/; Senior Vice President, Capital Research Company.

Steven N. Kearsley, Vice President /2/; Vice President and Treasurer, Capital Research and Management Company; Director, American Funds Service Company.

Donald D. O'Neal, Vice President /3/, Vice President, Capital Research and Management Company.

Patrick F. Quan, Secretary /3/; Vice President - Fund Business Management Group, Capital
Research and Management Company.

Mary C. Cremin, Treasurer /2/; Senior Vice President - Fund Business Management Group,
Capital Research and Management Company.

R. Marcia Gould, Assistant Treasurer /2/; Vice President - Fund Business Management Group, Capital
Research and Management Company.

/1/ Address is 333 South Hope Street, Los Angeles, CA 90071.

/2/ Address is 135 South State College Boulevard, Brea, CA 92621.

/3/ Address is P.O. Box 7650, San Francisco, CA 94120.

# The principal occupation shown reflects the principal employment of each individual during the past five years. Corporate positions may, in some instances, have changed during this period.

 All of the directors and officers are also officers and/or directors and/or trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser. No compensation is paid by the fund to any officer or director who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays fees of $10,000 per annum to directors who are not affiliated with the Investment Adviser, plus $700 for each Board of Directors meeting attended, plus $300 for each meeting attended as a member of a committee of the Board of Directors. The directors may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the unaffiliated directors. As of August 31, 1995 the officers and directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares.

                                   MANAGEMENT

 INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad, with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world.
The Investment Adviser believes that it is able to attract and retain quality personnel.

 An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

 The Investment Adviser is responsible for more than $100 billion of stocks, bonds and money market instruments and serves over five million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

 INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the Agreement) between the fund and the Investment Adviser, dated January 1, 1994, and approved by the shareholders on December 14, 1993, shall be in effect until the close of business on November 30, 1995 and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors of the fund, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in said Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement also provides that either party has the right to terminate it without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in said Act).

 The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, as well as general purpose accounting forms, supplies, and postage to be used at the offices of the fund relating to the services furnished by the Investment Adviser. The fund pays all expenses not specifically assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of designing, printing and mailing reports, prospectuses, proxy statements, and notices to shareholders; taxes; expenses for the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plan of Distribution (described below); legal and auditing expenses; compensation, fees, and expenses paid to directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

 The Agreement provides that the Investment Adviser shall reduce the fee payable by the fund the amount, if any, by which the total expenses of the fund for any fiscal year (excluding interest, taxes and extraordinary expenses) exceed 1.5% of the first $30 million of average net assets of the fund for such fiscal year, plus 1% of such average net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

 For the fiscal years ended August 31, 1995, 1994, and 1993, the Investment Adviser received advisory fees of $22,942,000, $19,861,000, and $17,469,000, respectively.

 PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the Principal Underwriter) is the principal underwriter of the fund's shares. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1, (see "Principal Underwriter" in the Prospectus). The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended August 31, 1995 amounted to $4,384,000 after allowance of $22,595,000 to dealers. During the fiscal years ended 1994 and 1993, the Principal Underwriter received $3,323,000 and $4,139,000, after allowance of $17,123,000 and $21,832,000 to dealers, respectively.

 As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors, and separately by a majority of the directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and directors who are "interested" persons of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not interested persons during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.

 Under the Plan the fund may expend up to 0.25% of its net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees). Only expenses incurred during the preceding 12 months and accrued while the Plan is in effect may be paid by the fund. During the fiscal year ended August 31, 1995, the fund paid or accrued $14,418,000 for compensation to dealers under the Plan.

 The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer with adverse financial consequences as a result of any of these occurrences.

 In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

 The fund intends to meet all the requirements, and has elected the tax status of a "regulated investment company," under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of its investment company taxable income, it will be taxed only on that portion of such investment company taxable income that it retains.

 To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the gains or sale or other disposition of stock or securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities which must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

 Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid excise tax liability.

 The amount of any realized gain or loss on closing out a futures contract such as a forward commitment for the purchase or sale of foreign currency will generally result in a realized capital gain or loss for tax purposes. Futures contracts held by the fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Currency transactions that are not subject to Section 1256 of the Code may be subject to Section 988 of the Code, in which case the 60%/40% long-term/short-term capital gain or loss rule of Section 1256 would not apply. Rather, each Section 988 foreign currency gain or loss would generally be computed separately and treated as ordinary income or loss. The fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

 If the fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (PFIC), the fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on either the fund or its shareholders in respect of deferred taxes arising from such distributions or gains. If the fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and calendar year distribution requirements described above.

 The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

 Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

 Corporate shareholders of the fund may be eligible for the dividends-received deduction on the dividends (excluding the net capital gains dividends) paid by the fund to the extent that the fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.

 If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

 The fund may be required to pay withholding and other taxes imposed by foreign countries generally at rates from 10% to 40% which would reduce the fund's investment income. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Not more than 50% of the total assets of the fund are expected to consist of securities of foreign issuers. Therefore, the fund will not be eligible to elect to "pass through" foreign tax credits to shareholders and, to the extent the fund does pay foreign withholding or other foreign taxes on investments in foreign securities, shareholders will not be able to deduct their pro rata share of such taxes in computing their taxable income and will not be able to take their share of such taxes as a credit against their U.S. income taxes.

 Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership (a foreign shareholder) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

 As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28%; and the maximum corporate tax applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by a shareholder with respect to either distributions from the fund or disposition of fund shares will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an IRA each year (prior to the tax return filing deadline for the year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

 The foregoing is limited to a summary of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

                               PURCHASE OF SHARES

 PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

 The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

 1. Stocks, convertible bonds and debentures, traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities and securities for which no sales was reported on that date are stated at the last quoted bid price. Non-convertible bonds and debentures, and other long-term debt securities normally are valued at prices obtained for the day of valuation from a bond pricing service when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, an over-the-counter or exchange quotation may be used. U.S. Treasury bills, and other short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit issued by banks, corporate short-term notes and other short-term investments with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the fund if acquired within 60 days of maturity or, if already held by the fund on the 60th day, based on the value determined on the 61st day. Other securities are valued on the basis of last sale or bid prices in what is, in the opinion of the Investment Adviser, the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. The fair value of all other assets is added to the value of securities to arrive at the fund's total assets;

 2. There are deducted from the total assets, thus determined, the liabilities, including proper accruals of taxes and other expense items; and

 3. The value of the net assets so obtained is then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

 Any purchase order may be rejected by the Principal Underwriter or the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's directors.

 STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the Statement) terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize the Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the investment dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holding eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the statement. During the statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

 In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the statement of intention, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

 Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

 DEALER COMMISSIONS - The following commissions will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value. See "The American Funds Shareholder Guide" in the fund's prospectus for more information.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

 AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the 10th day of the month (or on or about the 15th day of the month in the case of accounts for retirement plans where CGTC serves as custodian or trustee). Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement showing the current transaction. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or the closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

 AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

 CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the paying fund) into any other fund in The American Funds Group (the receiving fund) subject to the following conditions:
(I) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, to automatically redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

                      EXECUTION OF PORTFOLIO TRANSACTIONS

 There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.

 The fund is required to disclose information regarding investments in the securities of broker-dealers which have certain relationships with the fund. During the last fiscal year, American Express Credit Corp. and Ford Motor Credit Co. were among the top 10 dealers that acted as principals in portfolio transactions. The fund held debt securities of Ford Motor Credit Co. and American Express Credit Corp. in the amounts of $73,956,000 and $58,701,000, respectively, as of the close of its most recent fiscal year.

 Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, during the fiscal years ended August 31, 1995, 1994 and 1993, amounted to $3,593,000, $3,499,000, and $4,958,000, respectively.

                              GENERAL INFORMATION

 CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, NY 10081, as Custodian.

 TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the record of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. When fund shares are purchased by an insurance company separate account to serve as the underlying investment vehicle for variable insurance contracts, the fund may pay a fee to the insurance company or another party for performing certain transfer agent services with respect to contract owners having interests in the fund.

 INDEPENDENT ACCOUNTANTS - Deloitte & Touche LLP located at 1000 Wilshire Boulevard, Los Angeles, CA 90017, serves as the fund's independent accountants providing audit services, preparation of tax returns and review of certain documents of the fund to be filed with the Securities and Exchange Commission. The financial statements incorporated in this Statement of Additional Information have been so included in reliance on the report of Deloitte & Touche LLP given on the authority of said firm as experts in accounting and auditing.

 REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on August 31. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The annual financial statements are audited annually by the fund's independent accountants, Deloitte & Touche LLP, whose selection is determined annually by the Board of Directors.

 PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

 The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:

DETERMINATION OF NET ASSET VALUE,
REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE--AUGUST 31, 1995

Net asset value and redemption price per share

  (Net assets divided by shares outstanding)              $33.09

Maximum offering price per share

  (100/94.25 of net asset value per share

  which takes into account the fund's current

  maximum sales charge)                                   $35.11


 REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors as though the fund were a common-law trust. Accordingly, the directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

                               INVESTMENT RESULTS

 The fund's yield is 0.88% based on a 30-day (or one month) period ended August 31, 1995, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[(a-b/cd+1)/6/-1]
Where:  a = dividends and interest earned during the period.
  b = expenses accrued for the period (net of reimbursements).
  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
  d = the maximum offering price per share on the last day of the period.

 The fund's average annual total return for the one, five and ten-year periods ended on August 31, 1995 were +18.32%, +16.45% and +15.13%, respectively. The average annual total return (T) is computed by using the value at the end of the period (ERV) of a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

 To calculate total return, an initial investment is divided by the offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are then reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the period. Total return may be calculated for one year, five years, ten years and for other periods of years. The average annual total return over periods greater than one year also may be computed by utilizing ending values as determined above.

 The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

 The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.

 The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard and Poor's 500 Stock Composite Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.

 The fund may refer to results compiled by organizations such as CDA Investment Technologies, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc. and Wiesenberger Investment Companies Services and by the U.S. Department of Commerce. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

 The fund may, from time to time, illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

 The fund may, from time to time, compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G. food, clothing, and fuels, transportation, and other goods and services that people buy for day-to-day living).

                       GFA vs. Various Unmanaged Indices

10-Year                                                        Average

Periods                                                        Savings

9/1 - 8/31         GFA           DJIA/1/        S&P 500/2/     Account/3/



1985 - 1995
                   +309%         +386%          +311%          +73%

1984 - 1994
                   +270          +359           +300           + 83

1983 - 1993
                   +251          +340           +303           + 94

1982 - 1992
                   +312          +441           +405           +105

1981 - 1991
                   +328          +435           +382           +117

1980 - 1990
                   +269          +344           +300           +124

1979 - 1989
                   +445          +400           +398           +125

1978 - 1988
                   +358          +283           +299           +125

1977 - 1987
                   +735          +422           +447           +125

1976 - 1986
                   +600          +234           +299           +124

1975 - 1985
                   +521          +173           +253           +121

1974 - 1984
                   +579          +211           +277           +116

1973#- 1983
                   +464          +151           +175           +106


_________________
# From December 1, 1973

/1/ The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.

/2/ The Standard and Poor's 500 Stock Composite Index is comprised of industrial, transportation, public utilities and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/3/ Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board which reflect all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed return of principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.



If you are considering GFA for an

Individual Retirement Account. . .



Here's how much you would have if you had invested $2,000 a year on September 1 of each year in GFA over the past 3, 5 and 10 years:



3 years                5 years               10 years

(9/1/92-8/31/95)       (9/1/90-8/31/95)      (9/1/85-8/31/95)



$8,002                 $15,564               $44,098




           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

                                                 . . . and had taken

                                                 all dividends and

                                                 capital gain

                                                 distributions

                                                 in shares, your

If you had                                       investment would

invested $10,000                                 have been worth

in GFA this many                                 this much at

years ago . . .                                       8/31/95

|                                                |



Number                 Periods

of Years               9/1  - 8/31               Value



1                      1994 - 1995                $11,832

2                      1993 - 1995                12,541

3                      1992 - 1995                15,635

4                      1991 - 1995                16,398

5                      1990 - 1995                21,414

6                      1989 - 1995                19,317

7                      1988 - 1995                26,925

8                      1987 - 1995                24,038

9                      1986 - 1995                31,782

10                     1985 - 1995                40,902

11                     1984 - 1995                46,441

12                     1983 - 1995                46,767

13                     1982 - 1995                68,349

14                     1981 - 1995                74,551

15                     1980 - 1995                83,727

16                     1979 - 1995                111,793

17                     1978 - 1995                130,962

18                     1977 - 1995                213,031

19                     1976 - 1995                236,196

20                     1975 - 1995                269,554

21                     1974 - 1995                334,523

22                     1973#- 1995                279,811


__________________
#From December 1, 1973

Illustration of a $10,000 investment in GFA with dividends reinvested and capital gain distributions taken in shares (for the period December 1, 1973 through August 31, 1995)

                                   COST OF SHARES
 VALUE OF SHARES



Year           Annual         Dividends      Total          From Initial   From           From           Total
Ended          Dividends      (cumulative)   Investment     Investment     Capital Gains   Dividends      Value
 August 31                                   Cost                          Reinvested     Reinvested



 1974#          -              -              $10,000        $ 7,874        -              -              $  7,874

 1975           $  362         $   362        10,362         9,322         -               $   470        9,792

 1976           283            645            10,645         10,327         -              838            11,165

 1977           -              645            10,645         11,449         -              928            12,377

 1978           254            899            10,899         18,364         -              1,772          20,136

 1979           -              899            10,899         21,519         -              2,076          23,595

 1980           307            1,206          11,206         28,318         -              3,178          31,496

 1981           546            1,752          11,752         31,304         -              4,079          35,383

 1982           1,673          3,425          13,425         32,507         -              6,088          38,595

 1983           2,290          5,715          15,715         44,886         -              11,496         56,382

 1984           1,643          7,358          17,358         43,120         $ 1,064        12,621         56,805

 1985           1,249          8,607          18,607         47,370         1,744          15,379         64,493

 1986           979            9,586          19,586         56,066         7,355          19,541         82,962

 1987           1,354          10,940         20,940         69,339         14,360         26,031         109,730

 1988           1,502          12,442         22,442         56,949         18,289         22,724         97,962

 1989           1,743          14,185         24,185         75,387         28,688         32,432         136,507

 1990           3,611          17,796         27,796         60,251         33,708         29,225         123,184

 1991           3,208          21,004         31,004         73,295         47,920         39,600         160,815

 1992           2,510          23,514         33,514         72,052         55,106         41,545         168,703

 1993           1,454          24,968         34,968         88,758         68,670         52,840         210,268

 1994           929            25,897         35,897         90,294         77,818         54,740         222,852

 1995           1,372          27,269         37,269         108,176        104,252        67,383         279,811


The dollar amount of capital gain distributions during the period was $59,884.

#From December 1, 1973

EXPERIENCE OF INVESTMENT ADVISER - Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In the rolling 10-year periods since 1964 (115 in all), those funds have had better total returns than the Standard and Poor's 500 Composite Stock Index in 94 of the 115 periods.

 Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

                          DESCRIPTION OF BOND RATINGS
                           Corporate Debt Securities

 MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities from "Aaa" to "C" according to quality.

"AAA -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"AA -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"BAA -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"BA -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"CAA -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"CA -- Speculative in a high degree; often in default or have other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

 STANDARD & POOR'S CORPORATION rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

"A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C1 -- Reserved for income bonds on which no interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."

 Subsequent to its purchase by the fund, the rating of an issue of bonds may be changed from the rating required for its purchase, or in the case of an unrated issue of bonds, its credit quality may become equivalent to an issue of bonds ineligible for purchase by the fund. Neither event requires the elimination of such an obligation from the fund's portfolio, but Capital Research and Management Company (the Investment Adviser) will consider such an event in determining whether the fund should continue to hold such an obligation in its portfolio.

GROWTH FUND OF AMERICA
INVESTMENT PORTFOLIO,
August 31, 1995

----------------------------         -----                   -----------------------------                -----

                                     Percent                                                              Percent

                                     of Net                                                               of Net

Largest Industry Holdings            Assets                  Largest Individual Holdings                  Assets

-----------------------------        -----                   -------------------------------              -----



Broadcasting & Publishing            16.57%                  Intel                                        3.21%

Electronic Components                13.17%                  Time Warner                                  3.00

Data Processing &                                                                                         2.69
Reproduction

Business & Public Services           8.00%                   Federal National Mortgage Assn.              2.63

Telecommunications                   6.11%                   Viacom                                       2.52

Other Industries                     28.78%                  News Corp.                                   2.34

Cash & Equivalents                   19.14%                  Silicon Graphics                             2.07

                                                             Walt Disney                                  2.04

                                                             Advanced Micro Devices                       1.90

                                                             National Semiconductor                       1.88



-----------------------------        -----                   -------------------------------              -----

Equity-type securities                                       Equity-type securities

 appearing in the portfolio                                   eliminated from the portfolio

 since February 28, 1995                                      since February 28, 1995

-----------------------------                                -------------------------------



ADC Telecommunications                                       H.F. Ahmanson

Analog Devices                                               Archer Daniels Midland

Bausch & Lomb                                                Bay Networks

Biogen                                                       CBI Industries

Capital One Financial                                        Centocor

Cisco Systems                                                Cordis

Duracell International                                       Dell Computer

Federal Home Loan Mortgage                                   Genentech

Fruit of the Loom                                            Humana

H.B. Fuller                                                  International Game Technology

Maybelline                                                   Jefferson Smurfit

MGM Grand                                                    Lotus Development

Nintendo                                                     Microsoft

Noble Affiliates                                             Policy Management Systems

Nokia                                                        Scios Nova

Perrigo                                                      Shoney's

Sybase                                                       Signet Banking

Tellabs

U.S. Industries

Viacom

Wal-Mart Stores




THE GROWTH FUND OF AMERICA
INVESTMENT PORTFOLIO, August 31, 1995

EQUITY-TYPE SECURITIES                                                                         Value           of Net

(Common & Preferred Stocks)                                           Shares                   (000)           Assets

-------------------------------------                                 --------                 --------        ------

Broadcasting & Publishing- 16.57%

Time Warner Inc.                                                      5,352,000                $225,453        3.00%

TELE-COMMUNICATIONS, INC., SERIES A, TCI GROUP 1                      8,039,300                148,727

TELE-COMMUNICATIONS, INC., SERIES A, LIBERTY MEDIA GROUP 1            2,009,825                53,386          2.69

VIACOM INC., CLASS B  1                                               3,900,000                189,637         2.52

News Corp. Ltd. (American Depositary

 Receipts)(Australia)                                                 5,350,000                121,712

News Corp. Ltd., preferred

 (American Depositary Receipts)                                       2,675,000                54,169          2.34

Comcast Corp., Class A                                                1,680,000                35,700

Comcast Corp., Class A Special Stock                                  4,210,000                89,989          1.67

Turner Broadcasting System, Inc., Class B                             3,625,000                111,469         1.48

Capital Cities/ABC, Inc.                                              965,000                  110,975         1.47

E.W. Scripps Co., Class A                                             1,400,000                47,075          .63

CBS Inc.                                                              326,480                  26,037          .35

Century Communications Corp., Class A 1                               1,002,550                9,900           .13

New York Times Co., Class A                                           350,000                  8,706           .12

LIN Television Corp. 1                                                220,800                  8,059           .10

BHC Communications, Inc., Class A 1                                   62,840                   5,703           .07





Electronic Components- 13.17%

Intel Corp.                                                           3,939,000                241,756         3.21

Advanced Micro Devices,Inc. 1                                         4,238,000                143,033         1.90

National Semiconductor Corp. 1                                        4,997,930                141,191         1.88

Texas Instruments Inc.                                                1,710,000                128,036         1.69

LSI Logic Corp. 1                                                     2,400,000                118,200         1.57

Seagate Technology 1                                                  2,000,000                88,500          1.18

Micron Technology, Inc.                                               500,000                  38,437          .51

ANALOG DEVICES, INC. 1                                                750,000                  25,969          .35

AMP Inc.                                                              400,000                  16,250          .22

Quantum Corp. 1                                                       669,400                  16,066          .21

TELLABS, INC.                                                         235,000                  10,986          .15

Newbridge Networks Corp. (Canada) 1                                   300,000                  8,663           .12

ADC TELECOMMUNICATIONS, INC. 1                                        178,000                  6,898           .09

Cyrix Corp. 1                                                         200,000                  6,875           .09





Data Processing & Reproduction- 8.23%

Silicon Graphics, Inc. 1                                              3,690,000                155,902         2.07

Adobe Systems Inc.                                                    1,725,000                87,975          1.17

International Business Machines Corp.                                 680,000                  70,295          .93

Digital Equipment Corp. 1                                             1,600,000                66,800          .89

Electronic Arts 1                                                     900,000                  34,200          .45

Acclaim Entertainment, Inc. 1                                         1,280,000                32,320          .43

Hewlett-Packard Co.                                                   400,000                  32,000          .43

Compaq Computer Corp. 1                                               600,000                  28,650          .38

SYBASE, INC. 1                                                        884,000                  28,398          .38

Oracle Corp. 1 (Formerly Oracle Systems Corp.)                        597,500                  23,975          .32

Tandem Computers Inc. 1                                               1,540,000                18,865          .26

Mentor Graphics Corp. 1                                               715,000                  13,764          .18

Cisco Systems, Inc. 1                                                 200,000                  13,125          .17

Apple Computer, Inc.                                                  300,000                  12,900          .17



Business & Public Services- 8.00%

Columbia/HCA Healthcare Corp.                                         2,352,500                110,568         1.47

United HealthCare Corp.                                               2,555,000                107,949         1.43

CUC International Inc. 1                                              2,325,000                79,341          1.05

Federal Express Corp. 1                                               930,000                  66,727          .89

WMX Technologies, Inc.                                                1,680,000                49,350          .65

Pitney Bowes Inc.                                                     1,075,000                43,672          .58

ADT Ltd. 1                                                            3,280,000                42,640          .57

General Motors Corp., Class E                                         900,000                  41,962          .56

U.S. Healthcare, Inc.                                                 500,000                  16,000          .21

Value Health, Inc. 1                                                  370,000                  12,811          .17

FHP International Corp. 1                                             385,000                  9,529           .13

Dun & Bradstreet Corp.                                                140,000                  8,102           .11

Ecolab Inc.                                                           250,000                  6,844           .09

Oxford Health Plans, Inc. 1                                           79,800                   3,910           .05

Coram Healthcare Corp. 1                                              650,000                  3,169           .04



Telecommunications- 6.11%

Vodafone Group PLC (American Depositary Receipts)

 (United Kingdom)                                                     2,350,000                98,406          1.31

Cellular Communications, Inc. 1                                       1,755,000                95,647          1.27

MCI Communications Corp.                                              3,275,000                78,805          1.05

AirTouch Communications 1                                             2,165,000                70,363          .94

LIN Broadcasting Corp. 1                                              381,600                  49,036          .65

AT&T Corp.                                                            500,000                  28,250          .38

Sprint Corp.                                                          450,000                  15,975          .21

Cellular Communications of Puerto Rico, Inc. 1                        374,998                  11,531          .15

Telefonos de Mexico, SA de CV, Class L (American

 Depositary Receipts) (Mexico)                                        350,000                  11,462          .15



Leisure & Tourism- 4.53%

Walt Disney Co.                                                       2,735,000                153,502         2.04

Mirage Resorts, Inc. 1                                                2,050,000                70,469          .94

HARRAH'S ENTERTAINMENT, INC.  1                                       2,200,000                70,125          .93

MGM GRAND, INC. 1                                                     1,275,000                31,875          .42

Promus Hotel Corp. 1                                                  735,800                  15,176          .20



Financial Services- 3.43%

Federal National Mortgage Assn.                                       2,075,000                197,903         2.63

CAPITAL ONE FINANCIAL CORP.                                           1,105,000                28,730          .38

Student Loan Marketing Assn.                                          450,000                  24,356          .32

FEDERAL HOME LOAN MORTGAGE CORP.                                      113,200                  7,273           .10



Transportation: Airlines- 2.20%

Southwest Airlines Co.                                                2,573,450                66,588          .88

AMR Corp. 1                                                           860,000                  60,630          .81

Delta Air Lines, Inc.                                                 515,000                  38,303          .51



Recreation & Consumer Products- 2.06%

Mattel, Inc.                                                          3,377,200                97,939          1.30

DURACELL INTERNATIONAL INC.                                           500,000                  22,313          .30

NINTENDO CO., LTD. (JAPAN)                                            215,000                  13,495          .18

WMS Industries Inc. 1                                                 550,000                  12,512          .17

Hasbro, Inc.                                                          265,000                  8,579           .11



Banking- 1.63%

Citicorp                                                              800,000                  53,100          .71

BankAmerica Corp.                                                     320,000                  18,080          .24

Commerce Bancshares, Inc.                                             446,250                  16,009          .21

PNC Bank Corp.                                                        600,000                  15,750          .21

First Security Corp.                                                  362,500                  11,419          .15

Northern Trust Corp.                                                  180,000                  8,100           .11



Health & Personal Care- 1.55%

Forest Laboratories, Inc. 1                                           600,000                  26,850          .36

NELLCOR PURITAN BENNETT INC. 1                                        485,760                  25,259          .34

BIOGEN, INC. 1                                                        280,000                  15,330          .20

Tambrands Inc.                                                        200,000                  8,975           .12

MedImmune, Inc. 1                                                     704,100                  8,713           .12

Upjohn Co.                                                            200,000                  8,475           .10

Gensia Pharmaceuticals, Inc. 1                                        1,325,000                7,453           .10

MAYBELLINE, INC.                                                      200,000                  5,050           .07

Pyxis Corp. 1                                                         200,000                  4,525           .06

BAUSCH & LOMB INC.                                                    100,000                  3,975           .05

PERRIGO CO. 1                                                         175,000                  2,363           .03



Beverages & Tobacco- 1.48%

Philip Morris Companies Inc.                                          1,375,000                102,609         1.36

PepsiCo, Inc.                                                         200,000                  9,050           .12







Insurance- 1.37%

EXEL Ltd. (United Kingdom)                                            1,140,000                62,700          .83

TIG Holdings, Inc.                                                    675,000                  17,297          .23

NAC Re Corp.                                                          350,000                  12,775          .17

AMBAC Inc.                                                            250,000                  10,562          .14



Machinery & Engineering- 1.34%

Thermo Electron Corp. 1                                               1,275,000                54,984          .73

Caterpillar Inc.                                                      680,000                  45,645          .61



Electrical & Electronic Instruments- 1.33%

Telefonaktiebolaget LM Ericsson, Class B

 (American Depositary Receipts) (Sweden)                              2,725,000                58,247          .77

NOKIA CORP.

 (AMERICAN DEPOSITARY RECEIPTS) (FINLAND)                             600,000                  41,625          .56







Chemicals- 1.25%

A. Schulman, Inc.                                                     1,522,500                40,346          .54

Great Lakes Chemical Corp.                                            420,000                  27,772          .37

H.B. FULLER CO.                                                       383,700                  13,142          .17

Loctite Corp.                                                         150,000                  7,200           .10

Raychem Corp.                                                         125,000                  5,484           .07



Merchandising- 1.18%

WAL-MART STORES, INC.                                                 1,000,000                24,625          .34

Home Shopping Network, Inc. 1                                         2,300,000                24,150          .32

Toys 'R' Us, Inc. 1                                                   925,000                  24,050          .32

Gap, Inc.                                                             476,500                  15,308          .20



Energy Equipment- 0.51%

Schlumberger Ltd. (Netherlands Antilles)                              575,000                  37,088          .49

Western Atlas Inc. 1                                                  40,000                   1,815           .02



Textiles & Apparel- 0.48%

FRUIT OF THE LOOM, INC. 1                                             1,300,000                30,550          .41

Delta Woodside Industries, Inc.                                       600,000                  5,025           .07



Transportation: Rail- 0.41%

Southern Pacific Rail Corp. 1                                         750,000                  18,375          .25

Conrail, Inc.                                                         180,000                  12,105          .16



Multi-Industry- 0.30%

U.S. INDUSTRIES, INC. 1                                               1,175,000                18,359          .24

Textron Inc.                                                          40,000                   2,740           .04

Tenneco Inc.                                                          30,000                   1,455           .02



Aerospace & Military Technology- 0.18%

Coltec Industries Inc 1                                               800,000                  12,000          .16

Litton Industries, Inc. 1                                             40,000                   1,550           .02



Energy Sources- 0.14%

NOBLE AFFILIATES, INC.                                                377,600                  10,431          .14



Electronic Instruments- 0.14%

Applied Materials, Inc. 1                                             100,000                  10,400          .14



Transportation: Shipping- 0.06%

Overseas Shipholding Group, Inc.                                      200,000                  4,175           .06





Forest Products & Paper- 0.01%

Rayonier Inc.                                                         12,500                   480             .01

                                                                                               --------        --------

Other equity-type securities in initial period of                                              242,420         3.20

 acquisition                                                                                   --------        ------



TOTAL EQUITY-TYPE SECURITIES (cost: $3,568,327,000)                                            6,084,508       80.86

                                                                                               --------        ------









                                                                      Principal

                                                                      Amount

SHORT-TERM SECURITIES                                                 (000)

-------------------------------------                                 --------

Corporate Short-Term Notes- 18.58%



AMERICAN TELEPHONE AND TELEGRAPH CO. 5.64%-5.68%

 DUE 10/4-10/13/95                                                    $102,000                 101,376         1.35

COCA-COLA FINANCE CO. 5.65%-5.82% DUE 9/8-10/19/95                    98,750                   98,381          1.31

E.I. DU PONT DE NEMOURS AND CO. 5.66%-5.71%

 DUE 9/22-10/6/95                                                     96,220                   95,807          1.27

PFIZER INC 5.68%-5.71% DUE 9/5-9/25/95                                92,700                   92,449          1.23

GENERAL ELECTRIC CAPITAL CORP. 5.65%-5.72% DUE 9/8-10/19/95           84,700                   84,319          1.12

J.C. PENNEY FUNDING CORP. 5.72%-5.74% DUE 9/14-10/12/95               83,600                   83,361          1.10

WAL-MART STORES, INC. 5.70% DUE 10/24-10/25/95                        80,000                   79,308          1.06

FORD MOTOR CREDIT CO. 5.70%-5.73% DUE 9/20-11/2/95                    74,500                   73,956          .99

CENTRAL AND SOUTH WEST CORP. 5.73%-5.77% DUE 9/12-10/20/95            72,300                   71,908          .96

ELI LILLY AND CO. 5.65%-5.70% DUE 9/18-10/24/95                       70,000                   69,599          .92

U S WEST COMMUNICATIONS 5.63%-5.70% DUE 9/13-9/20/95                  68,500                   68,310          .90

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORP.

 5.70%-5.85% DUE 9/7-10/11/95                                         66,700                   66,400          .88

EMERSON ELECTRIC CO. 5.69%-5.70% DUE 9/1-10/10/95                     65,400                   65,270          .87

AMERICAN EXPRESS CREDIT CORP. 5.65%-5.73%

 DUE 9/11-10/19/95                                                    58,900                   58,701          .78

PROCTER & GAMBLE CO. 5.68%-5.70% DUE 9/21-10/26/95                    57,000                   56,640          .76

HEWLETT-PACKARD CO. 5.62%-5.67% DUE 10/24-11/28/95                    56,500                   55,796          .74

XEROX CORP. 5.70%-5.75% DUE 9/26-9/28/95                              56,000                   55,758          .73

CHEVRON OIL FINANCIAL CORP. 5.73% DUE 9/8/95                          40,000                   39,949          .53

SARA LEE CORP. 5.62%-5.70% DUE 9/14-9/27/95                           40,500                   40,347          .53

HERSHEY FOODS CORP. 5.68% DUE 10/17/95                                21,000                   20,842          .28

BALTIMORE GAS AND ELECTRIC CO. 5.73% DUE 9/6/95                       20,000                   19,981          .27

                                                                                               --------        ------

                                                                                               1,398,458       18.58

                                                                                               --------        ------

Federal Agency Short-Term Obligations- 0.65%

Federal National Mortgage Assn. 5.64%

 due 9/12/95                                                          49,000                   48,910          .65

                                                                                               --------        ------





TOTAL SHORT-TERM SECURITIES (cost: $1,447,408,000)                                             1,447,368       19.23

                                                                                               --------        ------

TOTAL INVESTMENT SECURITIES (cost: $5,015,735,000)                                             7,531,876       100.09



Excess of payables over cash and receivables                                                   6,986           .09

                                                                                               --------        ------

NET ASSETS                                                                                     $7,524,890      100.00%

                                                                                               ==========      =======


1 Non-income-producing securities

See Notes to Financial Statements

The Growth Fund of America
Financial Statements

---------------------------------------------          ----------------        ----------------
-

Statement of Assets and Liabilities                                            (dollars in

at August 31, 1995                                                             thousands)

---------------------------------------------          ----------------        ----------------
-

Assets:

Investment securities at market

 (cost: $5,015,735)                                                            $7,531,876

Cash                                                                           526

Receivables for-

 Sales of investments                                  $12,336

 Sales of fund's shares                                25,830

 Dividends and accrued interest                        3,199                   41,365

                                                       ----------------        ----------------

                                                                               7,573,767

Liabilities:

Payables for-

 Purchases of investments                              38,374

 Repurchases of fund's shares                          4,671

 Management services                                   2,358

 Accrued expenses                                      3,474                   48,877

                                                       ----------------        ----------------

Net Assets at August 31, 1995-

 Equivalent to $33.09 per share on

 227,394,684 shares of $0.10 par value

 capital stock outstanding (authorized

 capital stock--400,000,000 shares)                                            $7,524,890

                                                                               ================



---------------------------------------------          ----------------        ----------------
-



Statement of Operations                                                        (dollars in

for the year ended August 31, 1995                                             thousands)

---------------------------------------------          ----------------        ----------------
-

Investment Income:

Income:

 Dividends                                             $   38,080


 Interest                                              61,312                  $   99,392


                                                       ----------------

Expenses:

 Management services fee                               22,942


 Distribution expenses                                 14,418


 Transfer agent fee                                    5,731


 Reports to shareholders                               535


 Registration statement and prospectus                 436


 Postage, stationery and supplies                      854


 Directors' fees                                       130


 Auditing and legal fees                               47


 Custodian fee                                         152


 Other expenses                                        57                      45,302


                                                       ----------------        ----------------

 Net investment income                                                         54,090


                                                                               ----------------

Realized Gain and Unrealized

 Appreciation on Investments:

Net realized gain                                                              353,525

Net unrealized appreciation:

 Beginning of year                                     1,461,272

 End of year                                           2,516,141               1,054,869

                                                       ----------------        ----------------

 Net realized gain and unrealized
appreciation

  on investments                                                               1,408,394

                                                                               ----------------

Net Increase in Net Assets Resulting

 from Operations                                                               $1,462,484

                                                                               ================







---------------------------------------------          ----------------        ----------------
-

Statement of Changes in Net Assets                     Year ended

                                                       August 31

(dollars in thousands)                                 1995                    1994

---------------------------------------------          ----------------        ----------------
-

Operations:

Net investment income                                  $   54,090              $   25,072


Net realized gain on investments                       353,525                 195,013


Net unrealized appreciation

 on investments                                        1,054,869               77,980


                                                       ----------------        ----------------

 Net increase in net assets

  resulting from operations                            1,462,484               298,065


                                                       ----------------        ----------------



Dividends and Distributions Paid to

 Shareholders:

Dividends from net investment income                   (33,653)                (21,621)


Distributions from net realized gain on

 investments                                           (205,865)               (174,698)


                                                       ----------------        ----------------

 Total dividends and distributions                     (239,518)               (196,319)


                                                       ----------------        ----------------



Capital Share Transactions:

Proceeds from shares sold: 69,486,188

 and 59,945,125 shares, respectively                   1,994,344               1,603,821


Proceeds from shares issued in reinvestment

 of net investment income dividends and

 distributions of net realized gain on

 investments: 9,099,784 and 7,025,780 shares,

 respectively                                          229,196                 183,152


Cost of shares repurchased: 47,721,869

 and 55,276,208 shares, respectively                   (1,349,094)             (1,479,149)


                                                       ----------------        ----------------



 Net increase in net assets resulting from

  capital share transactions                           874,446                 307,824


                                                       ----------------        ----------------



Total Increase in Net Assets                           2,097,412               409,570




Net Assets:

Beginning of year                                      5,427,478               5,017,908

                                                       ----------------        ----------------

End of year (including undistributed

 net investment income: $39,471

 and $19,034, respectively)                            $7,524,890              $5,427,478


                                                       ================        ================






See Notes to Financial Statements

Notes to Financial Statements

1. The Growth Fund of America, Inc.(the "fund")is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

       Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities and securities for which no sale was reported on that date are stated at the last quoted bid price.

  Short-term securities with original or remaining maturities of in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

       As is customary in the mutual fund industry, securities
transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported
on an identified cost basis.             Dividend and interest income is
reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

  Investment securities and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income, and expenses are calculated using the prevailing exchange rate as accrued. The fund does not identify the portion of each amount shown in the fund's statement of operations under the caption "Realized Gain and Unrealized Appreciation on Investments" that arises from changes in non-U.S. currency exchange rates.

    Pursuant to the custodian agreement, the fund receives   credits against
its custodian fee for imputed interest on   certain balances with the custodian
bank. The custodian fee of $152,000 includes $61,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of August 31, 1995, net unrealized appreciation on investments for book and federal income tax purposes aggregated $2,516,141,000, of which $2,630,540,000 related to appreciated securities and $114,399,000 related to depreciated securities. During the year ended August 31, 1995, the fund realized, on a tax basis, a net capital gain of $353,524,000 on securities transactions. The cost of portfolio securities for book and federal income tax purposes was $5,015,735,000 at August 31, 1995.

3. The fee of $22,942,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.50% of the first $1 billion of net assets; 0.40% of such assets in excess of $1 billion but not exceeding $2 billion; 0.37% of such assets in excess of $2 billion but not exceeding $3 billion; 0.35% of such assets in excess of $3 billion but not exceeding $5 billion; 0.335% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.325% of such assets in excess of $8 billion.

  Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended August 31, 1995, distribution expenses under the Plan were $14,418,000. As of August 31, 1995, accrued and unpaid distribution expenses were $3,336,000.

  American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $5,731,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $4,384,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Directors of the fund who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 1995, aggregate amounts deferred were $107,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4. As of August 31, 1995, accumulated undistributed net realized gain on investments was $325,984,000 and additional paid-in capital was $4,620,554,000.

  The fund made purchases and sales of investment securities, excluding short-term securities, of $1,531,889,000 and $1,324,192,000, respectively, during the year ended August 31, 1995.

  Net realized currency gains on dividends were $1,000 for the year ended August 31, 1995.


Tax Information (unaudited)
We are required to advise you within 60 days of the fund's fiscal year end regarding the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, the distributions made during the fiscal year by the fund were earned from the following sources:

                                        Dividends and Distributions
                                                per Share
                              -----------------------------------------------
                              Dividends from  From Net         From Net
To Shareholders               Net Investment  Realized Short-  Realized Long-
of Record       Payment Date  Income          Term Gains       Term Gains
-----------------------------------------------------------------------------
December 21,    December 22,   $0.17             ---             $1.04
1994            1994

Corporate shareholders may deduct up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 24% of the dividends paid by the fund from net investment income represents qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099 DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1996 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR RESPECTIVE 1995 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

Per-Share Data and Ratios            Year

                                     ended

                                     August 31

                                     1995                          1994             1993             1992         1991

                                     -------                       -------          ---------        -------      -------

Net Asset Value, Beginning of        $27.62                        $27.15           $22.04           $22.42       $18.43
Year

                                     -------                       -------          ---------        -------      -------

 Income from Investment
Operations:

  Net investment income              .25                           .13              .13              .23          .43


  Net realized and unrealized
gain

   on investments                    6.43                          1.43             5.26             .81          4.86


                                     -------                       -------          ---------        -------      -------

   Total income from

 investment operations               6.68                          1.56             5.39             1.04         5.29


                                     -------                       -------          ---------        -------      -------

 Less Distributions:

  Dividends from net
investment

 income                              (.17)                         (.12)            (.19)            (.35)        (.48)

  Distributions from net
realized

 gains                               (1.04)                        (.97)            (.09)            (1.07)       (.82)


                                     -------                       -------          ---------        -------      -------

   Total distributions               (1.21)                        (1.09)           (.28)            (1.42)       (1.30)


                                     -------                       -------          ---------        -------      --------

Net Asset Value, End of Year         $33.09                        $27.62           $27.15           $22.04       $22.42


                                     =======                       =======          =========        ========     ========



Total Return*                        25.56%                        5.98%            24.64%           4.91%        30.55%





Ratios/Supplemental Data:

  Net assets, end of year (in

 millions)                           $7,525                        $5,427           $5,018           $3,700       $2,903

  Ratio of expenses to
average net

 assets                              .75%                          .78%             .77%             .79%         .83%

  Ratio of net income to
average net

 assets                              .90%                          .49%             .56%             1.11%        2.13%

  Portfolio turnover rate            26.90%                        24.77%           25.23%           10.64%       18.92%



*This was calculated without
deducting a sales charge.  The
maximum sales charge is 5.75% of
the fund's offering price.

Independent Auditors' Report
To the Board of Directors and Shareholders of The Growth Fund of America, Inc.:

 We have audited the accompanying statement of assets and liabilities of The Growth Fund of America, Inc., including the schedule of portfolio investments as of August 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and the per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The Growth Fund of America, Inc. at August 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/Deloitte & Touche LLP
Los Angeles, California
September 22, 1995

                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits.
   Included in Prospectus - Part A
    Financial Highlights
   Included in Statement of Additional Information - Part B
    Investment Portfolio
    Statement of Assets and Liabilities
    Statement of Operations
    Statement of Changes in Net Assets
    Notes to Financial Statements
    Selected Per-Share Data and Ratios
    Independent Auditors' Report
 (b) Exhibits.
   1. On file (see SEC file nos. 811-862 and 2-14728)
   2. On file (see SEC file nos. 811-862 and 2-14728)
   3. None
   4. On file (see SEC file nos. 811-862 and 2-14728)
   5. On file (see SEC file nos. 811-862 and 2-14728)
   6. On file (see SEC file nos. 811-862 and 2-14728)
   7. None
   8. On file (see SEC file nos. 811-862 and 2-14728)
   9. On file (see SEC file nos. 811-862 and 2-14728)
  10. Not applicable to this filing
  11. Consent of Independent Auditors
  12. None
  13. None
  14. On file (see SEC file nos. 811-862 and 2-14728)
  15. On file (see SEC file nos. 811-862 and 2-14728)
  16. Updates to previously filed schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 (see SEC files nos. 811-862 and 2-14728)
  17. EX-27 Financial Data Schedule

Item 25. Persons Controlled by or under Common Control with Registrant.
  None.

Item 26. Number of Holders of Securities.
                As of September 30, 1995

Title of  Class          Number of Record-Holders

Common Stock             438,159

($0.10 Par Value)


Item 27. Indemnification.

  Registrant is a joint-insured under an Investment Advisor/Mutual Fund Errors and Omissions Policy written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company, and ICI Mutual which insures its officers and directors against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify the individual.

  The Articles of Incorporation state:

  The Corporation shall indemnify (a) its directors to the full extent provided by the general laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures provided by such laws;
(b) its officers to the same extent it shall indemnify its directors; and (c) its officers who are not directors to such further extent as shall be authorized by the Board of Directors and be consistent with law. The foregoing shall not limit the authority of the Corporation to indemnify other employees and agents consistent with law.

  The By-Laws of the Corporation state:

           Section 5.01. Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, may be indemnified by the Corporation against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding in the manner and on the terms provided by, and to the fullest extent authorized by, applicable state law, and shall be indemnified by the Corporation against such expenses, judgments, fines, and amounts in the manner and to the fullest extent required by applicable state law. However, no indemnification may be made under this section in the absence of a judicial or administrative determination absolving the prospective indemnitee of liability to the Corporation or its security holders unless, based upon a review of all material facts, (1) a majority of a quorum of directors who are neither interested persons of the Corporation nor parties to the proceeding, or (2) independent legal counsel in a written opinion, concludes that such person was not guilty of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties initiated in the conduct of his office.

           Section 5.02. No expenses incurred by a director, officer, employee, or agent of the Corporation in defending a civil or criminal action, suit, or proceeding to which he is a party may be paid or reimbursed by the Corporation in advance of the final disposition of such action, suit, or proceeding unless:

 (1) One of the following determines, on the basis of the facts then known to it, that there is reason to believe that indemnification would be permissible:

 (a) a majority of a quorum of disinterested non-party directors, or, if such a quorum cannot be obtained, a majority of a committee of two or more disinterested non-party directors duly designated to act in the matter by a majority vote of the full board;

 (b) special legal counsel selected by such a committee or such a quorum of disinterested non-party directors; or

 (c)  the stockholders; and

 (2) the Corporation receives the following from the prospective recipient of the advance:

 (a) a written affirmation of his good faith belief that he met the standard of conduct necessary for indemnification; and

 (b) an undertaking to repay the advance if it is ultimately determined that he is not entitled to indemnification under this Article.

           Section 5.03. The Corporation is authorized to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article. Anything in this Article V to the contrary notwithstanding, however, the Corporation shall not pay for insurance which protects any director or officer against liabilities arising from action involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office; provided, that any such insurance may cover any of such categories if it provides only for payment to the Corporation and/or third parties of any damages caused by a director or officer, and also provides that the insurance company would be subrogated to the rights of the Corporation to recover from the director or officer.

Item 28. Business and Other Connections of Investment Adviser.
  None.

Item 29. Principal Underwriters.

  (a) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

(b)                (1)                            (2)                       (3)

      NAME AND PRINCIPAL            POSITIONS AND OFFICES     POSITIONS AND OFFICES
       BUSINESS ADDRESS               WITH UNDERWRITER            WITH REGISTRANT



#     David L. Abzug                Assistant Vice President   None



      John A. Agar                  Regional Vice President   None
      1501 N. University Drive
      Little Rock, AR 72207



      Robert B. Aprison             Regional Vice President   None
      2983 Brynwood Drive
      Madison, WI  53711



&     Richard L. Armstrong          Assistant Vice President   None



*     William W. Bagnard            Vice President            None



      Steven L. Barnes              Vice President            None
      8000 Town Line Avenue So.
      Suite 204
      Minneapolis, MN   55438



      Michelle A. Bergeron          Regional Vice President   None
      1190 Rockmart Circle
      Kennesaw, GA 30144



      Joseph T. Blair               Vice President            None
      27 Drumlin Road
      West Simsbury, CT 06092



      Ian B. Bodell                 Vice President            None
      3100 West End Avenue, Suite 870
      Nashville, TN  37215



      Mick L. Brethower             Vice President            None
      108 Hagen Court
      Georgetown, TX  78628



       C. Alan Brown                Regional Vice President   None
      4619 McPherson Avenue
      St. Louis, MO 63108



*     Daniel C. Brown               Senior Vice President, Director   None



@     J. Peter Burns                Vice President            None



      Brian C. Casey                Regional Vice President   None
      9508 Cable Drive
      Kensington, MD   20895



      Victor C. Cassato             Vice President            None
      999 Green Oaks Drive
      Littleton, CO  80121



      Christopher J. Cassin         Regional Vice President   None
      231 Burlington
      Clarendon Hills, IL 60514



      Denise M. Cassin              Regional Vice President   None
      1425 Vallejo, #203
      San Francisco, CA 94109



*     Larry P. Clemmensen           Treasurer, Director       None



*     Kevin G. Clifford             Senior Vice President     None



      Ruth M. Collier               Vice President            None
      145 W. 67th Street #12K
      New York, NY  10023



      Thomas E. Cournoyer           Vice President            None
      2333 Granada Blvd.
      Coral Gables, FL  33134



      Douglas A. Critchell          Vice President            None
      1101 Vermont Avenue. Suite 100
      Washington, D.C.  20005



*     Carl D. Cutting               Vice President            None



      Michael A. Dilella            Vice President            None
      P.O. Box 661
      Ramsey, NJ 07446



      G. Michael Dill               Senior Vice President     None
      3622 East 87th Street
      Tulsa, OK  74137



      Kirk D. Dodge                 Vice President            None
      2617 Salisbury Road
      Ann Arbor, MI  48103



      Peter J. Doran                Senior Vice President     None
      1205 Franklin Avenue
      Garden City, NY  11530



*     Michael J. Downer             Secretary                 None



      Robert W. Durbin              Vice President            None
      74 Sunny Lane
      Tiffin, OH  44883



+     Lloyd G. Edwards              Vice President            None



@     Richard A. Eychner            Vice President            None



*     Paul H. Fieberg               Senior Vice President     None



      John R. Fodor                 Regional Vice President   None
      5 Marlborough Street
      Suite 51
      Boston, MA  02116



*     Mark P. Freeman, Jr.          President, Director       None



      Clyde E. Gardner              Vice President            None
      Rt. 2, Box 3162
      Osage Beach, MO   65065



#     Evelyn K. Glassford           Vice President            None



      Jeffrey J. Greiner            Regional Vice President   None
      5898 Heather Glen Court
      Dublin, OH  43017



*     Paul G. Haaga, Jr.            Director                  Senior Vice
                                                              President



      David E. Harper               Vice President            None
      R.D. 1, Box 210, Rte. 519
      Frenchtown, NJ  08825



      Ronald R. Hulsey              Regional Vice President   None
      6744 Avalon
      Dallas, TX  75214



*     Robert L. Johansen            Vice President, Controller   None



       Victor J. Kriss, Jr.         Senior Vice President     None
      P.O. Box 274
      Surfside, CA 90743



      Arthur J. Levine              Vice President            None
      12558 Highlands Place
      Fishers, IN  46038



#     Karl A. Lewis                 Assistant Vice President   None



      T. Blake Liberty              Regional Vice President   None
      12585-E
      East Tennessee Circle
      Aurora, CO  80012



*     Heather A. Maier              Assistant Vice President,   None
                                    Institutional Investment Service
                                    Division



      Stephen A. Malbasa            Regional Vice President   None
      13405 Lake Shore Blvd.
      Cleveland, OH  44110



      Steven M. Markel              Senior Vice President     None
      5241 S. Race Street
      Littleton, CO 80121



*     John C. Massar                Senior Vice President     None



*     E. Lee McClennahan            Senior Vice President     None



      Laurie B. McCurdy             Regional Vice President   None
      6008 E. Anderson Drive
      Scottsdale, AZ 85255



&     John V. McLaughlin            Senior Vice President     None



      Terry W. McNabb               Vice President            None
      2002 Barrett Station Rd.
      St. Louis, MO   63131



*     R. William Melinat            Vice President, Institutional   None
                                    Investment Services Division



      David R. Murray               Regional Vice President   None
      25701 S.E. 32nd Place
      Issaquah, WA 98027



      Stephen S. Nelson             Vice President            None
      7215 Trevor Court
      Charlotte, NC  28226



*     Barbara G. Nicolich           Assistant Vice President,   None
                                    Institutional Investment Services
                                    Division



      William E. Noe                Regional Vice President   None
      304 River Oaks Road
      Brentwood, TN 37027



      Peter A. Nyhus                Regional Vice President   None
      3084 Wilds Ridge Court
      Prior Lake, MN 55372



      Eric P. Olson                 Regional Vice President   None
      62 Park Drive
      Glenview, IL 60025



      Fredric Phillips              Regional Vice President   None
      32 Ridge Avenue
      Newton Centre, MA 02161



#     Candance D. Pilgram           Assistant Vice President   None



      Carl S. Platou                Regional Vice President   None
      4021 96th Avenue, SE
      Mercer Island, WA 98040



*     John O. Post, Jr.             Vice President            None



      Steven J. Reitman             Vice President            None
      212 The Lane
      Hinsdale, IL 60521



      Brian A. Roberts              Regional Vice President   None
      12025 Delmahoy Drive
      Charlotte, NC 28277



*     George L. Romine, Jr.         Vice President, Institutional   None
                                    Investment Services Division



      George S. Ross                Vice President            None
      55 Madison Avenue
      Morristown, NJ  07960



*     Julie D. Roth                 Vice President            None



      Douglas F. Rowe               Regional Vice President   None
      104 River Road
      Georgetown, TX 78628



      Christopher S. Rowey          Regional Vice President   None
      9417 Beverlywood Street
      Los Angeles, CA  90034



      Dean B. Rydquist              Vice President            None
      1080 Bay Pointe Crossing
      Alpharetta, GA 30202



      Richard R. Samson             Vice President            None
      4604 Glencoe Avenue, #4
      Marina del Rey, CA  90292



      Joe D. Scarpitti              Regional Vice President   None
      25760 Kensington Drive
      Westlake, OH 44145



*     R. Michael Shanahan           Chairman                  None



      David W. Short                Senior Vice President     None
      1000 RIDC Plaza, Ste. 212
      Pittsburgh, PA  15238



*     Victor S. Sidhu               Vice President,           None
                                    Institutional Investment Services
                                    Division



      William P. Simon, Jr.         Vice President            None
      554 Canterbury Lane
      Berwyn, PA  19312



*     John C. Smith                 Assistant Vice President,   None
                                    Institutional Investment Services
                                    Division



*     Mark S. Smith                 Senior Vice President,    None
                                    Director



*     Mary E. Smith                 Assistant Vice President,   None
                                    Institutional Investment Services
                                    Division



      Rodney G. Smith               Regional Vice President   None
      2350 Lakeside Blvd., #850
      Richardson, TX  75082



      Nicholas D. Spadaccini        Regional Vice President   None
      855 Markley Woods Way
      Cincinnati, OH 45230



      Daniel S. Spradling           Senior Vice President     None
      4 West 4th Avenue, Suite 406
      San Mateo, CA  94402



      Craig R. Strauser             Regional Vice President   None
      17040 Summer Place
      Lake Oswego, OR 97035



      Francis N. Strazzeri          Regional Vice President   None
      31641 Saddletree Drive
      Westlake Village, CA 91361



&     James P. Toomey               Assistant Vice President   None



+     Christopher E. Trede          Assistant Vice President   None



      George F. Truesdail           Vice President            None
      400 Abbotsford Court
      Charlotte, NC  28270



      Scott W. Ursin-Smith          Regional Vice President   None
      606 Glenwood Avenue
      Mill Valley, CA 94941



@     Andrew J. Ward                Vice President            None



*     David M. Ward                 Assistant Vice President,   None
                                    Institutional Investment Services
                                    Division



      Thomas E. Warren              Regional Vice President   None
      4001 Crockers Lake Blvd., #1012
      Sarasota, FL 34238



#     J. Kelly Webb                 Senior Vice President     None



      Gregory J. Weimer             Regional Vice President   None
      125 Surrey Drive
      Canonsburg, PA 15317



#     Timothy W. Weiss              Director                  None



      N. Dexter Williams            Vice President            None
      Four Embarcadero Center
      San Francisco, CA 94111



      Timothy J. Wilson             Regional Vice President   None
      113 Farmview Place
      Venetia, PA 15367



*     Marshall D. Wingo             Senior Vice President     None



*     Robert L. Winston             Senior Vice President,    None
                                    Director



      William R. Yost               Regional Vice President   None
      9320 Overlook Trail
      Eden Prairie, MN 55347



      Janet Young                   Regional Vice President   None
      1616 Vermont
      Houston, TX  77006


* Business Address, 333 South Hope Street, Los Angeles, CA 90071
# Business Address, 135 South State College Blvd., Brea, CA 92621
& Business Address, 8000 IH-10, Suite 1400, San Antonio, TX 78230
@ Business Address, 5300 Robin Hood Road, Norfolk, VA  23513
+ Business Address, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240
  (c)  None.

Item 30. Location of Accounts and Records.

  Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, are maintained and held in the offices of its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, and/or 135 South State College Boulevard, Brea, California 92621, and/or the offices of the Registrant, Four Embarcadero Center (Suite 1800), San Francisco, California 94111.

  Registrant's records covering shareholder accounts are maintained and kept by the fund's transfer agent, American Funds Service Company, 135 South State College Boulevard, Brea, California 92621, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, 8000 IH-10, Suite 1400, San Antonio, Texas 78230 and 5300 Robin Hood Road, Norfolk, VA 23513.

  Registrant's records covering portfolio transactions are maintained and kept by the fund's custodian, The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, New York 10081.

Item 31. Management Services.
  None.

Item 32. Undertakings.

  As reflected in the prospectus, the fund undertakes to provide each person to whom a prospectus is delivered with a copy of the fund's latest annual report to shareholders, upon request and without charge.

                            SIGNATURE OF REGISTRANT

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and County of San Francisco, and State of California on the 31st day of October, 1995.

THE GROWTH FUND OF AMERICA, INC.
By
Patrick F. Quan, Secretary

ATTEST:
Barbara A. Preddy
 Pursuant to the requirements of the Securities Act of 1933, this amendment to its registration statement has been signed below on October 31, 1995 by the following persons in the capacities indicated.

         Signature                                               Title



(1)      Principal Executive Officer:                            President





         (James F. Rothenberg)



(2)      Principal Financial Officer and                            Treasurer

         Principal Accounting Officer:





         (Mary C. Cremin)



(3)      Directors:



         Robert A. Fox*                                          Director

         Roberta L. Hazard*                                      Director

         Ernest T. Hinshaw, Jr.*                                 Director

         Richard H. M. Holmes*                                   Director

         Leonade D. Jones*                                       Director

         John G. McDonald*                                       Director

         Theodore D. Nierenberg*                                 Director



                                                                 Director

         (James W. Ratzlaff)



         Henry E. Riggs*                                         Director

         Walter P. Stern*                                        Chairman

         Patricia K. Woolf*                                      Director


*By
 Patrick F. Quan, Attorney-in-Fact

  Counsel reports that the amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).

/s/ Michael J. Downer, Counsel